Exhibit 4.7

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                          SALE AND SERVICING AGREEMENT




                         Dated as of ___________, 200__




                                      among




                  _____________ HOME LOAN OWNER TRUST 200__-__
                                    (Issuer)




                       [--------------------------------]
                                   (Depositor)




                          -----------------------------
                        (Transferor and Master Servicer)




                                       and




                          -----------------------------
                               (Indenture Trustee)




                   ____________ HOME LOAN OWNER TRUST 200__-__
                          HOME LOAN ASSET BACKED NOTES




                               SERIES 200__-__


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions....................................................1
Section 1.02  Other Definitional Provisions.................................24


                                   ARTICLE II

                          CONVEYANCE OF THE HOME LOANS

Section 2.01  Conveyance of the Home Loans..................................25
Section 2.02  Ownership and Possession of Home Loan Files...................25
Section 2.03  Books and Records.............................................25
Section 2.04  Delivery of Home Loan Documents...............................26
Section 2.05  Acceptance by the Indenture Trustee of the Home Loans;
               Certain Substitutions; Certification by the Custodian........28


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01  Representations and Warranties of the Depositor...............30
Section 3.02  Representations and Warranties of the Transferor..............31
Section 3.03  Representations, Warranties and Covenants of the Master
               Servicer.....................................................34
Section 3.04  Representations and Warranties Regarding Individual Home
               Loans........................................................36
Section 3.05  Purchase and Substitution.....................................42


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF THE HOME LOANS

Section 4.01  Appointment and Duties of the Master Servicer.................45
Section 4.02  Interim Servicer..............................................48
Section 4.03  Powers of Attorney............................................48
Section 4.04  Filing of Continuation Statements.............................48
Section 4.05  Reports to the Securities and Exchange Commission.............49

                                    ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01  Collection Account and Note Payment Account...................49
Section 5.01A Claims Under Guaranty Policy..................................53
Section 5.02  Certificate Distribution Account..............................55
Section 5.03  Trust Accounts; Trust Account Property........................56
Section 5.04  Allocation of Losses..........................................58


                                   ARTICLE VI

                       STATEMENTS AND REPORTS; WITHHOLDING

Section 6.01  Statements....................................................58
Section 6.02  Withholding...................................................61


                                   ARTICLE VII

                          GENERAL SERVICING PROCEDURES

Section 7.01  Servicing Advances............................................62
Section 7.02  Release of Home Loan Files....................................62
Section 7.03  Servicing Compensation........................................63
Section 7.04  Statement as to Compliance and Financial Statements...........63
Section 7.05  Independent Public Accountants' Servicing Report..............64
Section 7.06  Reports to the Indenture Trustee; Collection Account
               Statements...................................................64
Section 7.07  Financial Statements and Records of Servicer..................64


                                  ARTICLE VIII

                                   (RESERVED)



                                   ARTICLE IX

                               THE MASTER SERVICER

Section 9.01  Indemnification; Third Party Claims...........................65
Section 9.02  Merger or Consolidation of the Master Servicer................66
Section 9.03  Limitation on Liability of the Master Servicer and Others.....66
Section 9.04  Master Servicer Not to Resign; Assignment.....................66
Section 9.05  [Reserved.]...................................................67
Section 9.06  Relationship of Master Servicer to the Issuer and the
               Indenture Trustee............................................67
Section 9.07  Master Servicer May Own Securities............................67
Section 9.08  Right to Examine Master Servicer Records......................67
Section 9.09  Financial Statements..........................................68

                                    ARTICLE X

                                     DEFAULT

Section 10.01 Master Servicer Events of Default.............................68
Section 10.02 [Reserved]....................................................70
Section 10.03 Waiver of Defaults............................................70
Section 10.04 Accounting Upon Termination of Master Servicer................70


                                   ARTICLE XI

                                   TERMINATION

Section 11.01 Termination...................................................71
Section 11.02 Optional Termination..........................................71
Section 11.03 Notice of Termination.........................................72


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01 Acts of Noteholders...........................................72
Section 12.02 Amendment.....................................................72
Section 12.03 Recordation of Agreement......................................73
Section 12.04 Duration of Agreement.........................................73
Section 12.05 Governing Law.................................................73
Section 12.06 Notices.......................................................73
Section 12.07 Severability of Provisions....................................74
Section 12.08 No Partnership................................................74
Section 12.09 Counterparts..................................................74
Section 12.10 Successors and Assigns........................................74
Section 12.11 Headings......................................................74
Section 12.12 Actions of Securityholders....................................75
Section 12.13 Reports to Rating Agencies....................................75
Section 12.14 Holders of the Residual Interest Certificates.................76
Section 12.15 [Grant of Noteholder Rights to Securities Insurer.............76
Section 12.16 Third Party Beneficiary.......................................76
Section 12.17 [Suspension and Termination of Securities Insurer's Rights....76

                                  ARTICLE XIII
                          COMPLIANCE WITH REGULATION AB

Section 13.01 Definitions...................................................77
Section 13.02 Intent of the Parties; Reasonableness.........................78
Section 13.03 Additional Representations and Warranties of the Company......79
Section 13.04 Information to Be Provided by the Company.....................80

Section 13.05 Servicer Compliance Statement.................................84
Section 13.06 Report on Assessment of Compliance and Attestation............85
Section 13.07 Use of Subservicers and Subcontractors........................86
Section 13.08 Indemnification; Remedies.....................................87

EXHIBITS:

A - Home Loan Schedule
B - Form of Servicer's Monthly Remittance Report to Indenture Trustee C - Form of Loan Liquidation Report
D - Form of Master Servicer Renewal Notice
E - Form of Standard Servicing Terms
F - Form of Annual Certification
G - Servicing Criteria to be Addressed in Assessment of Compliance

            This SALE AND SERVICING AGREEMENT is entered into effective as of _________, 200__, (this "Agreement") among ______________ HOME LOAN OWNER TRUST 200__-__, a Delaware business trust (the "Issuer" or the "Trust"), [________________________________], a Delaware corporation, as Depositor (the
"Depositor"), ______________________________, a ________________________
("___________"), as Transferor (in such capacity, the "Transferor") and Master Servicer (in such capacity, the "Master Servicer") and _____________________________, a ____________________, as Indenture Trustee on
behalf of the Noteholders (the "Indenture Trustee").

                              W I T N E S S E T H:

            In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Notes issued under the Indenture, the Residual Interest Certificates issued under the Owner Trust Agreement [and the Securities Insurer for issuing the Guaranty Policy]:


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of the actual number of days elapsed during the related Interest Accrual Period and a 360-day year.

            Accepted Servicing Procedures: Servicing procedures that satisfy the following: (a) meet at least the same standards the Servicer would follow in exercising reasonable care in servicing mortgage loans such as the Home Loans held for its own account; (b) comply with applicable state and federal law; (c) comply with the provisions of the related Debt Instruments and Mortgages; and
(d) give due consideration to the accepted standards of practice of prudent loan servicers that service sub-prime mortgage loans comparable to the Home Loans, including the terms set forth in the Standard Servicing Terms set forth herein as Exhibit E, and the reliance placed by [the Securities Insurer,] the Master Servicer and Securityholders on the Servicer for the servicing of the Home Loans, but without regard to:

            (a) any relationship that the Servicer or any Affiliate of the Servicer may have with the related Obligor;

            (b) the ownership of any Notes or the Residual Interest Certificates by the Servicer or any Affiliate of the Servicer;

            (c) the Servicer's obligation to make Servicing Advances; or

            (d) the Servicer's right to receive compensation for its services hereunder with respect to any particular transaction.

            Accrual Period: With respect to the Notes and any Payment Date, the period commencing on the Payment Date preceding the month in which the related Payment Date occurs and ending on the day immediately preceding the related Payment Date, except in the case of the first Payment Date, which shall be the period commencing on the Closing Date and ending on the first Payment Date.

            Administration Agreement: The Administrative Agreement, dated as of __________, 200__, by and among the Issuer, _______________________ and
__________________________.

            Affiliate: With respect to any specified Person, any other Person controlling, controlled by, or under common control with such specified Person. For the purposes of this definition, the term "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have corresponding meanings.

            Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

            Annual Loss Percentage: With respect to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses for the twelve preceding Due Periods ending on the last day of the preceding Due Period and the denominator of which is the Pool Principal Balance as of the first day of the twelfth preceding Due Period.

            Assignment of Mortgage: With respect to each Home Loan, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the related Home Loan which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

            Available Collection Amount: With respect to any Payment Date, an amount without duplication equal to the sum of: (i) all amounts received on the Home Loans or required to be paid by the Master Servicer, the Servicer or the Transferor during the related Due Period (exclusive of amounts not required to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof and amounts permitted to be withdrawn by the Indenture Trustee from the Collection Account pursuant to Section 5.01(b)(3) hereof); (ii) upon exercise of optional redemption of the Notes and termination of the Issuer pursuant to Section 11.02 hereof, the Termination Price; and (iii) the Purchase Price paid for any Home Loans purchased pursuant to Section 3.05 hereof prior to the related Determination Date and the Substitution Adjustment to be deposited in the Collection Account in connection with any substitution, in each case prior to the related Determination Date.

            Available Payment Amount: With respect to any Payment Date, the Available Collection Amount deposited into the Note Payment Account, minus the amount of any Trust Fees and Expenses required to be paid from the Note Payment Account pursuant to Section 5.01(c)(i) hereof.

            Business Day: Any day other than (a) a Saturday or Sunday, or (b) a day on which the banking institutions are authorized or obligated by law or executive order to be closed in a city at any of the following locations: (i) The City of New York, [(ii) where the Securities Insurer is located,] (iii) where the Corporate Trust Office of the Indenture Trustee is located, (iv) where the servicing operations of the Servicer are located or (v) where the master servicing operations of the Master Servicer are located.

            Call Option Date: The first Payment Date on which the Pool Principal Balance has declined to ___% or less of the Original Pool Principal Balance.

            Certificate Distribution Account: The account designated as such, established and maintained pursuant to Section 5.02 hereof.

            Certificate Register: The register established pursuant to Section
3.4 of the Owner Trust Agreement.

            Certificateholder: A holder of a Residual Interest Certificate.

            Closing Date: ___________, 200__.

            Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

            Collection Account: The Eligible Account established and maintained by the Indenture Trustee pursuant to Section 5.01(a)(1) hereof.

            Compensating Interest: With respect to any Due Period, the amount of the shortfall in the interest portion of the Monthly Payments due on Home Loans that prepay in full or in part during the related month other than on the date the Monthly Payments were due.

            Custodial Agreement: The custodial agreement dated as of __________, 200__ by and among the Depositor, the Issuer, ___________, as the Transferor and as the Master Servicer, and _______________________, a
__________________________, as the custodian, providing for the retention of the Indenture Trustee's Home Loan Files by such custodian on behalf of the Owner Trust.

            Custodian: Any custodian [acceptable to the Securities Insurer and] appointed by the Indenture Trustee pursuant to the Custodial Agreement, which custodian shall not be affiliated with the Master Servicer, the Transferor, the Servicer or the Depositor.___________________, ________________ shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

            Custodian's Final Certification: As defined in Section 1(c) of the Custodial Agreement.

            Custodian's Initial Certification: As defined in Section 1(a) of the Custodial Agreement.

            Custodian's Updated Certification: As defined in Section 1(c) of the Custodial Agreement.

            Cut-Off Date: The close of business on _____________, 200__.

            Debt Instrument: The mortgage note evidencing the indebtedness of an Obligor under a Home Loan.

            Defaulted Home Loan: With respect to any date of determination, any Home Loan, including, without limitation, any Liquidated Home Loan with respect to which any of the following has occurred as of the end of the preceding Due
Period: (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer has determined in good faith and in accordance with the Accepted Servicing Procedures that such Home Loan is in default for a period in excess of 30 days or imminent default and that such default or imminent default involves the nonpayment of any Monthly Payment or a default which has or would have a material adverse affect on such Home Loan.

            Defective Home Loan: As defined in Section 3.05 hereof.

            Deficiency Amount: As of any Payment Date, the sum of (a) the amount by which (1) the Noteholders' Interest Payment Amount for the Notes on such Payment Date less Relief Act Shortfalls for such Payment Date, exceeds (2) the Available Payment Amount for such Payment Date, and (b) the Noteholders' Principal Deficiency Amount for such Payment Date.

            Deleted Home Loan: A Home Loan replaced or to be replaced by one or more than one Qualified Substitute Home Loan.

            Delinquent: A Home Loan is "Delinquent" if any Monthly Payment due thereon is not made by the Due Date. A Home Loan shall be deemed to be "30 days Delinquent" if the delinquency remains uncured for two calendar months, but not three. The determination of whether a Home Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be made in like manner.

            Delivery: When used with respect to Trust Account Property means the delivery of such Trust Account Property in a manner that results in the transferee having either the status of a perfected security interest free of any adverse claims or a holder in due course in accordance with the following: (a) in the case of "certificated securities" or "uncertificated securities" (in either case as defined in Article 8 of the UCC), the applicable provisions of
Article 8 of the UCC, and in the case of "instruments", "accounts" or "general intangibles" (in either case as defined in Article 9 of the UCC), the applicable provisions of Article 9 of the UCC; or (b) in the case of book-entry securities governed by Federal law, the applicable provisions of Federal law.

            Denomination: With respect to a Note, the portion of the Original Note Principal Balance represented by such Note as specified on the face thereof.

            Depositor: [________________________________], a [_________]
[_________], and any successor thereto.

            Determination Date: With respect to any Payment Date, the _______ calendar day of the month in which such Payment Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

            Due Date: With respect to a Monthly Payment, the day of the month on which such Monthly Payment is due from the Obligor on a Home Loan.

            Due Period: With respect to any Determination Date or Payment Date, the ____ day of the calendar month preceding the month in which the relevant Determination Date or Payment Date occurs, and ending on the ______ day of the month in which the relevant Determination Date or Payment Date occurs.

            Eligible Account: At any time, an account that is either:

            (a) A segregated account or accounts maintained with an institution that satisfies the following: (1) whose deposits are insured by the FDIC;
      (2) whose unsecured and uncollateralized long-term debt obligations of which are then rated by each Rating Agency in one of their two highest short-term ratings; and (3) which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) an institution approved in writing by the Securities Insurer and each Rating Agency; or

            (b) A segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution that satisfies the following: (1) is acceptable to the Securities Insurer and each Rating Agency; (2) has capital and surplus of not less than $100,000,000; and (3) is acting in its fiduciary capacity.

            Eligible Servicer: A Person that (i) has demonstrated the ability professionally and competently to service a portfolio of mortgage loans similar to the Home Loans, (ii) has a net worth calculated in accordance with GAAP of at least $500,000, and (iii) is acceptable to the Securities Insurer and each Rating Agency.

            Excess Spread: With respect to any Payment Date, the excess of (a) the Available Payment Amount over (b) the Regular Payment Amount.

            FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

            FHLMC: Freddie Mac (f/k/a Federal Home Loan Mortgage Corporation) and any successor thereto.

            FNMA: Fannie Mae (f/k/a Federal National Mortgage Association) and any successor thereto.

            Foreclosed Loan: As of any date of determination, any Home Loan that has been discharged as a result of (i) the completion of foreclosure or comparable proceedings; (ii) the Issuer's acceptance of the deed or other evidence of title to any related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Issuer of title to any related Mortgaged Property by operation of law.

            Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

            GAAP: Generally accepted accounting principles as in effect in the United States.

            [Guaranty Insurance Premium: The premium payable monthly that is specified in the Premium Letter.]

            [Guaranty Policy: That certain financial guaranty insurance policy for the Notes, number dated _________, 200__, and issued by the Securities Insurer to the Indenture Trustee and guaranteeing payment of any Insured Payment thereunder.]

            Home Loan: Any mortgage loan that is included in the Home Loan Pool. As applicable, a Home Loan shall be deemed to refer to the related Debt Instrument, the Mortgage and any related Foreclosure Property, and shall include, among other items, all Monthly Payments with a Due Date after the Cut-Off Date.

            Home Loan File: As to each Home Loan, the Indenture Trustee's Home Loan File and the Servicer's Home Loan File.

            Home Loan Interest Rate: The annual rate of interest borne by a Debt Instrument, as shown on the related Home Loan Schedule.

            Home Loan Pool: The pool of Home Loans conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the payments thereon and proceeds therefrom received after the applicable Cut-Off Date, as identified on the Home Loan Schedule annexed hereto as Exhibit A.

            Home Loan Purchase Agreement: The Home Loan Purchase Agreement between the Transferor and the Depositor, dated as of __________, 200__.

            Home Loan Schedule: The schedule of Home Loans set forth on Exhibit A attached hereto, as amended or supplemented from time to time specifying, with respect to each Home Loan, the following information: (i) the Transferor's Home Loan number; (ii) the

Obligor's name and the street address; (iii) the current principal balance; (iv) the original principal amount with respect to any Home Loan originated by the Transferor and the principal amount purchased by the Transferor with respect to a Home Loan acquired by the Transferor subsequent to its origination; (v) any related Loan-to-Value Ratio as of the date of the origination of the related Home Loan; (vi) the paid through date; (vii) whether the Home Loan pays interest at a fixed rate or an adjustable rate; (viii) the current Home Loan Interest Rate; (ix) if such Home Loan has an adjustable Home Loan Rate, (A) the initial rate reset date, (B) the frequency of the rate reset, (C) the initial periodic cap, (D) the subsequent periodic cap, (E) the margin, (F) the maximum lifetime rate and (G) the minimum lifetime rate; (x) the final maturity date under the Debt Instrument; (xi) the current Monthly Payment; (xii) the occupancy status of the Mortgaged Property, if any; and (xiii) the original term of the Debt Instrument.

            Indemnification and Contribution Agreement: The Indemnification and Contribution Agreement dated as of __________, 200__ by and among _________________________, the Depositor, [Barclays],
_______________________________ and _______________________________________.

            Indenture: The Indenture, dated as of ____________, 200__, between the Issuer and the Indenture Trustee.

            Indenture Trustee: _____________________, a
__________________________, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

            Indenture Trustee Fee: As to any Payment Date, the one-twelfth (1/12) of the Indenture Trustee Fee Rate times the Pool Principal Balance as of the opening of business on the first day of the Due Period immediately preceding the calendar month of such Payment Date (or, with respect to the first Payment Date, the Original Pool Principal Balance).

            Indenture Trustee Fee Rate: __________% ( _____ basis points) per annum.

            Indenture Trustee's Home Loan File: As defined in Section 2.04 hereof.

            Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Transferor, the Servicer, the Master Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, any of the Transferor, the Servicer, the Master Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates and (iii) is not connected with any of the Transferor, the Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Transferor, the Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any the securities issued by the Transferor, the Servicer, the Depositor or any of their respective Affiliates, as the case may be.

            Independent Accountants: A firm of nationally recognized certified public accountants that is in fact Independent.

            [Insurance Agreement: The Insurance and Indemnity Agreement, dated as of _________, 200__, among the Securities Insurer, the Transferor, the Master Servicer, the Depositor and the Issuer.]

            [Insured Payment: With respect to the Guaranty Policy, as of any Payment Date (i) any Deficiency Amount and (ii) any Preference Amount.]

            [Insured Securities: Each of the Notes.]

            Interest Reduction Amount: As to any Payment Date, the sum of the Servicing Fee, the Master Servicer Fee, the Indenture Trustee Fee, [and the Guaranty Insurance Premium] payable with respect to such Payment Date or the related Interest Accrual Period or Due Period as applicable, provided that on any Payment Date on or after the Payment Date occurring in __________ 200__, the Interest Reduction Amount shall increase by an amount equal to one-twelfth of the product of ____% and the aggregate Principal Balance of the Home Loans as of the first day of the related Due Period.

            Issuer: _____________ Home Loan Owner Trust 200__-__, a Delaware business trust.

            Liquidated Home Loan: With respect to any date of determination, any Foreclosure Property or any Home Loan in respect of which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Home Loan or the related Foreclosure Property; provided, however, that in any event any Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore be a Liquidated Home Loan upon the earliest to occur of: (i) the liquidation or disposition of such Home Loan or the related Foreclosure Property; or (ii) the determination by the Servicer in accordance with the Accepted Servicing Procedures that there is no reasonable likelihood of (A) recovering an economically significant amount attributable to the outstanding interest and principal owing on such Home Loan from either the related Mortgaged Property or the Obligor, in excess of (B) the costs and expenses to obtain such recovery (including without limitation any Servicing Advances), and in relation to (C) the expected timing of such recovery therefrom.

            Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash amounts received in connection with the liquidation or disposition of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Foreclosure Properties from Foreclosed Home Loans and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b) hereof, in each case other than Property Insurance Proceeds and Released Mortgaged Property Proceeds.

            Loan-to-Value Ratio: With respect to any Home Loan, the fraction, expressed as a percentage, (a) the numerator of which is the principal balance of such Home Loan at origination and (b) the denominator of which is the value as determined pursuant to the

Transferor's underwriting guidelines of the related Mortgaged Property at the time of origination of such Home Loan.

            Majority Noteholders: The holder or holders of in excess of 50% of the Note Principal Balance of all the Notes.

            Majority Residual Interestholders: The holder or holders of more than 50% of the Residual Interest.

            Master Servicer: _______________________, a _______________________,
as Master Servicer hereunder, or any successor Master Servicer hereunder.

            Master Servicer Compensation: The Master Servicer Fee and other amounts to which the Master Servicer is entitled pursuant to Section 4.01(a) hereof.

            Master Servicer Event of Default: As described in Section 10.01 hereof.

            Master Servicer Fee: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Master Servicer on each Payment Date, which shall equal the product of (a) one-twelfth (1/12) of _______% (___ basis points) and (b) the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period.

            Maturity Date: With respect to the Notes, the Payment Date occurring in __________ 203__.

            Monthly Advance: As defined in Section 4.01(h) hereof.

            Monthly Advance Reimbursement Amount: With respect to any date of determination and with respect to the receipt of proceeds from or the liquidation of a Home Loan for which any Monthly Advances have been made, the amount of any such Monthly Advances that have not been reimbursed as of such date, including Nonrecoverable Monthly Advances.

            Monthly Cut-Off Date: The last day of any calendar month and, with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date.

            Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by an Obligor on the related Home Loan, as set forth in the related Debt Instrument.

            Mortgage: The mortgage, deed of trust or other security instrument creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Home Loan.

            Mortgaged Property: The real property encumbered by the Mortgage that secures the Debt Instrument evidencing a Home Loan.

            Mortgaged Property States: Each state in which any Mortgaged Property securing a Home Loan is located as set forth in the Home Loan Schedule.

            Net Interest Rate: As to any Payment Date, the annualized percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the positive difference, if any, between (x) the amount of all interest due on the Home Loans during the related Due Period and (y) the Interest Reduction Amount and the denominator of which is the aggregate principal amount of the Notes immediately prior to such Payment Date.

            Net Liquidation Proceeds: With respect to any Payment Date, Liquidation Proceeds received during the related Due Period, net of any reimbursements to the Servicer or the Master Servicer, as the case may be, made from such amounts for the following: (i) any unreimbursed Servicing Compensation or Master Servicing Compensation; and (ii) Servicing Advances (including Nonrecoverable Servicing Advances) made, and (iii) Monthly Advances (including Nonrecoverable Monthly Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation or liquidation of the related Liquidated Home Loan or Foreclosure Property.

            Net Loan Losses: With respect to any Defaulted Home Loan that is subject to a modification, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

            Nonrecoverable Monthly Advance: With respect to any Defaulted Home Loan or any Foreclosure Property, any Monthly Advance previously made and not reimbursed from late or other fee collections, Liquidation Proceeds, Property Insurance Proceeds or the Released Mortgaged Property Proceeds following the liquidation or disposition of such Defaulted Home Loan or Foreclosure Property, as evidenced by an Officer's Certificate delivered to the Indenture Trustee [and the Securities Insurer].

            Nonrecoverable Servicing Advance: With respect to any Defaulted Home Loan or any Foreclosure Property, any Servicing Advance previously made and not reimbursed from late or other fee collections, Liquidation Proceeds, Property Insurance Proceeds or the Released Mortgaged Property Proceeds following the liquidation or disposition of such Defaulted Home Loan or Foreclosure Property, as evidenced by an Officer's Certificate delivered to the Indenture Trustee, the Master Servicer [and the Securities Insurer].

            Note: Any of the Notes issued pursuant to the Indenture.

            Note Factor: With respect to any date of determination, the Note Principal Balance divided by the Original Note Principal Balance.

            Note Interest Rate: As to any Payment Date, a per annum rate equal to the lesser of (i) One-Month LIBOR plus _____%, provided that on any Payment Date after the Call Option Date, this rate shall be One-Month LIBOR plus _____%; and (ii) the Net Interest Rate.

            Note Payment Account: The Eligible Account established and maintained pursuant to Section 5.01(a)(2) hereof.

            Note Principal Balance: As of any date of determination, the Original Note Principal Balance reduced by the sum of all amounts previously distributed in respect of principal of such Notes on all previous Payment Dates.

            Note Redemption Amount: As of any date of determination, an amount without duplication equal to the sum of (i) the then outstanding Note Principal Balance of all Notes plus all accrued and unpaid interest thereon including any unpaid Noteholders Interest Carry-Forward Amount, (ii) any Trust Fees and Expenses due and unpaid on such date, (iii) any Servicing Advance Reimbursement Amount [and Monthly Advance Reimbursement Amount and (iv) any due and unpaid Securities Insurer Reimbursement Amount].

            Noteholder: A holder of a Note.

            Noteholders' Interest Carry-Forward Amount: With respect to any Payment Date, (A) if on the immediately preceding Payment Date the Note Interest Rate was limited pursuant to clause (ii) of the definition of "Note Interest Rate," the excess, if any, of the amount of interest that would have accrued on the Notes for the immediately preceding Payment Date pursuant to clause (i) of the definition thereof, over the amount of interest that was due on the Notes for the immediately preceding Payment Date pursuant to clause (ii) of the definition thereof, plus (ii) any outstanding Noteholders' Interest Carry-Forward Amount remaining unpaid from prior Payment Dates, together with interest thereon at the Note Interest Rate (without regard to clause (ii) thereof).

            Noteholders' Interest Payment Amount: With respect to any Payment Date, the sum of the Noteholders' Monthly Interest Payment Amount for such Payment Date and the Noteholders' Interest Shortfall Amount for such Payment Date.

            Noteholders' Interest Shortfall Amount: With respect to any Payment Date, the excess, if any, of (A) the Noteholders' Monthly Interest Payment Amount for the preceding Payment Date plus any outstanding Noteholders' Interest Shortfall Amount on such preceding Payment Date, over (B) the amount in respect of interest that is actually deposited in the Note Payment Account on such preceding Payment Date.

            Noteholders' Monthly Interest Payment Amount: With respect to each Payment Date and the Notes, the interest accrued during the related Accrual Period at the Note Interest Rate on the Note Principal Balance of the Notes immediately preceding such Payment Date (or, in the case of the first Payment Date, beginning on the Closing Date) after giving effect to all payments of principal to the holders of the Notes on or prior to such preceding Payment Date.

            Noteholders' Principal Deficiency Amount: (1) With respect to any Payment Date (other than as set forth in (2) below), the excess, if any, of (a) the Note Principal Balance as of such Payment Date (after giving effect to all payments of principal on such Payment Date, but without giving effect to any payments in respect of this Noteholders' Principal Deficiency Amount to be made on such Payment Date), over (b) the Pool Principal Balance as of the end of the related Due Period; and [(2) with respect to the Maturity Date of the Notes or any Payment Date upon which the Securities Insurer has exercised its option to accelerate the Notes under the Indenture, the excess of (a) the Note Principal Balance (after giving effect to all payments of principal on such Payment Date, but without giving effect to any payments in respect of this Noteholders' Principal Deficiency Amount to be made on such Payment Date), over (b) the Available Payment Amount remaining after the payment of the Noteholders' Interest Payment Amount and the Regular Principal Payment Amount for such Payment Date].

            Obligor:  Each obligor on a Debt Instrument.

            OC Trigger Increase Event: With respect to any Payment Date, the occurrence of any of the following: (1) the Six-Month Average Delinquency equals or exceeds ______%; (2) the Annual Loss Percentage exceeds ___%; or (3) cumulative Realized Losses as a percentage of the Original Pool Principal Balance, equal or exceed the following percentages based on the month of determination after the Closing Date:

                  Month of         Cumulative
                Determination   Realized Losses
                -------------   ---------------
                0 - 12.......        _____%
                13 - 24......        _____%
                25 - 36......        _____%
                37 - 48......        _____%
                49+..........        _____%

            Officer's Certificate: A certificate delivered to the Indenture Trustee, the Depositor, the Servicer, the Master Servicer, [the Securities Insurer,] the Transferor or the Issuer signed by the President or a Vice President or an Assistant Vice President or other officer of the Indenture Trustee, the Depositor, the Servicer, the Master Servicer, [the Securities Insurer,] the Issuer or the Transferor, in each case, as required by this Agreement.

            One-Month LIBOR: With respect to each Accrual Period, as determined by the Indenture Trustee on the second Business Day preceding the beginning of such Accrual Period, on the basis of the offered rates of the Reference Bank for one-month U.S. dollar deposits as such rates appear on the Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date. As used in this paragraph, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Screen Page 3750 on the LIBOR Determination Date in question, (iii) which have been designated as such by the Indenture Trustee and (iv) not controlling, controlled by or under common control with the Issuer, the Depositor or the Transferor.

            On each LIBOR Determination Date, One-Month LIBOR will be established by the Indenture Trustee as follows:

            (a) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR shall be the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of such offered quotations.

            (b) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR shall be the greater of (x) One-Month LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Indenture Trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such LIBOR Determination Date to leading European banks.

            The establishment of One-Month LIBOR on each LIBOR Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the
Note Interest Rate for the related Accrual Period shall (in the absence of manifest error) be final and binding.

            Opinion of Counsel: A written opinion of counsel issued by counsel
(a) who is acceptable to the Master Servicer, the Indenture Trustee, the Rating Agencies [and the Securities Insurer], and (b) who may be employed or retained by the Transferor, the Servicer, the Master Servicer, the Depositor, [the Securities Insurer] or any of their respective Affiliates.

            Original Note Principal Balance: $____________.

            Original Pool Principal Balance: $_____________, which is the Pool Principal Balance as of the Cut-Off Date.

            Outstanding: As defined in the Indenture.

            [Overcollateralization Amount: With respect to any Payment Date, the amount equal to the excess of (A) the Pool Principal Balance as of the end of the preceding Due Period, over (B) the Note Principal Balance of the Notes (after giving effect to the payments made on such date pursuant to Section 5.01(d) and (e) hereof). As of the Closing Date, the initial Overcollateralization Amount attributable to such excess shall be equal to zero.]

            [Overcollateralization Deficiency Amount: With respect to any Payment Date, the excess, if any, of the Overcollateralization Target Amount over the Overcollateralization Amount prior to the application of Excess Spread on such Payment Date.]

            [Overcollateralization Reduction Amount: With respect to any Payment Date that occurs on or after the Stepdown Date, the lesser of (1) the excess, if any, of (a) the Overcollateralization Amount (assuming principal payments on the Notes on such Payment Date are equal to the Regular Principal Payment Amount without deduction of this Overcollateralization Reduction Amount), over (b) the Overcollateralization Target Amount, and (2) the Regular Principal Payment Amount (as determined without the deduction of this Overcollateralization Reduction Amount therefrom) on such Payment Date. Prior to the occurrence of a Stepdown Date, the Overcollateralization Reduction Amount shall be zero.]

            [Overcollateralization Target Amount: With respect to any Payment Date, an amount determined as follows:

            (a) with respect to any Payment Date occurring prior to the Stepdown Date or on which the Step Down Test is not satisfied, an amount equal to ______% of the Original Pool Principal Balance plus the Spread Squeeze Amount, if any;

            (b) with respect to any other Payment Date occurring on or after the Stepdown Date and on which the Step Down Test is satisfied, an amount equal to the greatest of (a) the Stepped Down Percentage of the Pool Principal Balance, (b) ______% of the Original Pool Principal Balance; and
      (c) the aggregate Principal Balance of the three largest Home Loans then outstanding, plus, in the case of (a), (b) and (c), the Spread Squeeze Amount, if any; and

            (c) with respect to any Payment Date occurring on which an OC Trigger Increase Event is occurring, notwithstanding any of the preceding clauses (1) through (2), an amount equal to 100% of the Pool Principal Balance; provided, however, with respect to any Payment Date, notwithstanding any of the preceding clauses (1) through (3), the Overcollateralization Target Amount shall not exceed the Note Principal Balance and may be modified by the Securities Insurer, but shall not be reduced below, (1) with respect to any Payment Date occurring prior to the Stepdown Date, ______% of the Cut-Off Date Pool Balance or (2) with respect to any Payment Date occurring on or after the Stepdown Date, an amount equal to the greater of (a) ______% of the Pool Principal Balance as of the end of the related Due Period, (b) ______% of the Cut-Off Date Pool Principal Balance or (c) an amount equal to the aggregate Principal Balance of the ________ largest Loans then outstanding.

            Owner Trust Agreement: The Owner Trust Agreement, dated as of ________, 200__, among the Depositor, __________, the Owner Trustee and
__________________________, a national banking association.

            Owner Trustee: ________________________, as owner trustee under the Owner Trust Agreement, and any successor owner trustee under the Owner Trust Agreement.

            Ownership Interest: As to any Note, any ownership or security interest in such Note, including any interest in such Note as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Payment Date: The ______ day of any month or if such ______ day is not a Business Day, the first Business Day immediately following such day, commencing in ________ 200__.

            Payment Statement: As defined in Section 6.01 hereof.

            Percentage Interest: As defined in the Owner Trust Agreement.

            Permitted Investments: Each of the following:

            (a) direct obligations of, and obligations fully guaranteed by, the United States of America, FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

            (b) (i) demand and time deposits in, certificates of deposit of, bankers acceptances issued by, or federal funds sold by, any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in _____________ highest available rating categories of ___________ and the ___________ available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

            (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) rated "A" or higher by S&P and rated "A2" or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to at least ______% of the cash transferred by the Indenture Trustee in exchange for such collateral, and (iii) be delivered to the Indenture Trustee, or if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

            (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (f) a guaranteed investment contract approved by each of the Rating Agencies [and the Securities Insurer] and issued by an insurance company or other corporation having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (g) money market funds having one of the two highest available rating categories of S&P and the highest available rating category of Moody's at the time of such investment, which invests only in other Permitted Investments, including any such money market funds for which the Master Servicer or the Indenture Trustee or any affiliate of the Master Servicer or the Indenture Trustee acts as the investment manager or advisor; provided that any such money market funds which provide for demand withdrawals shall be conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; and

            (h) any investment approved in writing by the Securities Insurer and for which the Ratings Confirmation have been obtained with respect to such investment.

            The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Permitted Investments listed above. All Permitted Investments in a trust account under this Agreement shall be made in the name of the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer; provided, that the Master Servicer shall be entitled to all investment earnings from the Note Payment Account and the Collection Account as part of its Master Servicer Compensation hereunder.

            Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, estate, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

            Pool Principal Balance: With respect to any date of determination, the aggregate Principal Balances of the Home Loans as of the end of the preceding Due Period; provided, however, that the Pool Principal Balance on any Payment Date on which the Termination Price is to be paid to Noteholders will be deemed to have been equal to zero as of such date.

            Preference Amount: Any amount previously distributed to the holder of an Insured Security that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final, non-appealable order of a court having jurisdiction.

            [Premium Letter: The letter agreement dated ___________, 200__ between the Securities Insurer and _____________ relating to the premiums due in respect of the Guaranty Policy.]

            Principal Balance: With respect to any Home Loan or related Foreclosure Property, (i) at the Cut-Off Date, the outstanding unpaid principal balance of the Home Loan as of the Cut-Off Date and (ii) with respect to any date of determination, the outstanding unpaid principal balance of the Home Loan as of the last day of the preceding Due Period (after giving effect to all payments received thereon or Monthly Advances in respect of principal made with respect thereto and the allocation of any Net Loan Losses with respect thereto which relates to such Due Period), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such Due Period; provided, however, that any Liquidated Home Loan shall have a Principal Balance of zero and with respect to the valuation of the Issuer's assets such Liquidated Home Loan shall not accrue interest thereon.

            Principal Prepayment: With respect to any Home Loan and any Due Period, any principal amount received on a Home Loan in excess of the principal of the Monthly Payment due in such Due Period and applied by the Servicer during such Due Period in reduction of the Principal Balance of the Home Loan.

            Property Insurance Proceeds: With respect to any Mortgaged Property, all amounts collected in respect of any related insurance policy that insures such Mortgaged Property or the related Obligor and not required to be applied to the restoration of any such Mortgaged Property or paid to the related Obligor (but excluding any Insured Payments).

            Prospectus: The Depositor's final Prospectus dated __________, 200__ as supplemented by the Prospectus Supplement.

            Prospectus Supplement: The Prospectus Supplement dated ___________, 200__ prepared by the Depositor and Transferor in connection with the issuance and sale of the Notes.

            Purchase Price: With respect to a Defective Home Loan, the Principal Balance thereof as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan from the Closing Date to but not including the date of repurchase computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances and Monthly Advances with respect to such Defective Home Loan (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee, Master Servicer Fee, Indenture Trustee Fee [and Guaranty Insurance Premium] for such Defective Home Loan) for the period from and after the date of repurchase).

            Qualified Substitute Home Loan: A home loan or home loans substituted for a Deleted Home Loan pursuant to Section 3.05 hereof, which satisfies the following: (i) in the case of a fixed rate Home Loan, has or have a fixed interest rate (a) no lower than the Home Loan Interest Rate for the Deleted Home Loan, and (b) not more than 2.0 percentage points greater than the Home Loan Interest Rate for the Deleted Home Loan; (ii) in the case of an adjustable rate Home Loan has or have an adjustable rate and (a) has a current interest rate no lower than the Home Loan Interest Rate for the Deleted Home Loan, (b) has a gross margin not more than percentage points different than the Home Loan Interest Rate for the Deleted Home Loan, (c) has a lifetime interest rate cap not more than percentage points lower than the Home Loan Interest Rate for the Deleted Home Loan, (d) has a lifetime interest rate floor not more than percentage points lower than the Home Loan Interest Rate for the Deleted Home Loan, and (e) pays interest based on the same index as the Deleted Home Loan;
(iii) matures or mature not more than one year later than, and not more than one year earlier, than the maturity date of Deleted Home Loan, has a maturity date no later than ___________, 20__ and an original term to maturity of less than or equal to 30 years; (iv) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance or Balances of the Deleted Home Loan or Loans as of such date; (v) has or have a borrower or borrowers with a debt-to-income ratio no higher than the debt-to-income ratio of the Obligor with respect to the Deleted Loan; (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section
3.04 hereof
and is or are not more than 89 days delinquent as of the date of substitution for such Deleted Home Loan or Loans; (vii) has or have a lien priority no lower than the Deleted Loan; and [(viii) is otherwise satisfactory to the Securities Insurer]. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 3.05 hereof are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i), (ii) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (i.e., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than the Home Loan Interest Rate for the designated Deleted Home Loan or Loans and not more than two percentage points greater than the Home Loan Interest Rate for the designated Deleted Home Loan or Loans, the requirements of clause (i) above would be deemed satisfied).

            Rating Agencies: ___________ and________. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Master Servicer [and approved by the Securities Insurer], notice of which designation shall have been given to the Indenture Trustee[, the Securities Insurer], the Servicer and the Issuer.

            Ratings: The ratings initially assigned to the Notes by the Rating Agencies, as evidenced by letters from the Rating Agencies.

            Ratings Confirmation: With respect to a contemplated action to be undertaken or performed pursuant to this Agreement, a written confirmation from each Rating Agency to the effect that such action will not result in or cause the downgrading, withdrawal or qualification of the rating that would otherwise be assigned by such Rating Agency to the Notes [without the benefit of the Guaranty Policy provided by the Securities Insurer].

            Realized Losses: As of any Payment Date, the sum of (1) with respect to all Home Loans that have become Liquidated Home Loans during the related Due Period, the difference between (a) the aggregate Principal Balances of such Liquidated Home Loans and accrued and unpaid interest thereon, minus (b) the aggregate Net Liquidation Proceeds collected during the related Due Period, and
(2) with respect to all Defaulted Home Loans, the aggregate Net Loan Losses that occurred during the related Due Period.

            Record Date: With respect to each Payment Date, the close of business on the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

            Regular Payment Amount: With respect to any Payment Date, the lesser of (a) the Available Payment Amount and (b) the sum of (i) the Noteholders' Interest Payment Amount and (ii) the Regular Principal Payment Amount.

            Regular Principal Payment Amount: On each Payment Date, an amount equal to the lesser of:

            (a) the Note Principal Balance of the Notes immediately prior to such Payment Date; and

            (b) the sum of (i) each scheduled payment of principal collected by the Servicer or advanced by the Master Servicer in respect of the related Due Period, (ii) all Principal Prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Property Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period, (iv) that portion of the Purchase Price of any repurchased Home Loan which represents principal received prior to the related Determination Date, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date and (vi) on the Payment Date on which the Issuer is to be terminated pursuant to Section 11.02 hereof, the Termination Price (net of any accrued and unpaid interest, Trust Fees and Expenses due and unpaid on such date and Servicing Advance Reimbursement Amounts and Monthly Advance Reimbursement Amounts);

provided, however, that if such Payment Date is on or after a Stepdown Date, then with respect to the payment of principal to the Noteholders the foregoing amount will be reduced (but not less than zero) by the Overcollateralization Reduction Amount, if any, for such Payment Date.

            Released Mortgaged Property Proceeds: With respect to any Home Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Obligor in accordance with applicable law, Accepted Servicing Procedures and this Agreement.

            Relief Act Shortfall: Any shortfall in an Obligor's Monthly Payment caused by the application of the Servicemembers' Civil Relief Act, as amended.

            Residual Interest: The meaning assigned thereto in the Owner Trust Agreement.

            Residual Interest Certificate: The meaning assigned thereto in the Owner Trust Agreement.

            Responsible Officer: When used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Owner Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Depositor, the Servicer, the Master Servicer, the Transferor, the Servicer or any Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

            Securities: The Notes or Residual Interest Certificates.

            [Securities Insurer: ________________, as issuer of the Guaranty Policy, and its successors and assigns.]

            [Securities Insurer Default: The existence and continuation of any of the following:

            (a) The Securities Insurer fails to make a payment required under the Guaranty Policy in accordance with its terms;

            (b) The Securities Insurer (1) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (2) makes a general assignment for the benefit of its creditors, or (3) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

            (c) A court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for the Securities Insurer or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Securities Insurer (or the taking of possession of all or any material portion of the property of the Securities Insurer).]

            [Securities Insurer Reimbursement Amount: At any time, an amount owed to the Securities Insurer for any unreimbursed Insured Payments made under the Guaranty Policy and any other amounts then owing to the Securities Insurer under the Insurance Agreement, which have not previously been reimbursed, in each case together with interest thereon at the rate specified in the Insurance Agreement.]

            Securityholder: Any Noteholder or Certificateholder.

            Series or Series 200__-__: _____________ Home Loan Asset Backed Notes, Series 200__-__.

            [Servicer: One or more servicers that enter into a Servicing Agreement with the Master Servicer, which initially will be_______________________, a _____________________ ________________________
_______________ for an interim period, and thereafter will be
___________________, a __________ corporation.]

            Servicer's Home Loan Files: In respect of each Home Loan, all documents customarily included in the Servicer's loan file for the related type of Home Loan as specifically set forth in Section 4.4 of the Servicing Agreement.

            Servicer's Monthly Remittance Report: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

            Servicing Advance Reimbursement Amount: With respect to any date of determination and with respect to the receipt of proceeds from or the liquidation of a Home Loan for which any Servicing Advances have been made, the amount of any such Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

            Servicing Advances: All reasonable, customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations under Section 6.6 of the Servicing Agreement, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of any related Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations, (iii) the conservation, management and sale or other disposition of a Foreclosure Property, and (iv) the satisfaction, cancellation, release or discharge of any Home Loan or any related Mortgage in accordance with this Agreement; provided, however, that such Servicing Advances (plus accrued interest thereon from the date of such advance to the date of reimbursement and at the rate equal to the Servicer's cost of funds) are reimbursable to the Servicer out of the expected late collections, Liquidation Proceeds, Property Insurance Proceeds or Released Mortgaged Property Proceeds from the related Home Loan, Obligor or Mortgaged Property.

            Servicing Agreement: The servicing agreement, incorporating by reference the Agreement Regarding Standard Servicing Terms, each dated as of the date hereof each between _________ owner of the Home Loans and as the Master Servicer and the Servicer, a form of which is attached hereto as Exhibit E.

            Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to this Agreement and the Servicing Agreement. On any Payment Date Servicing Compensation shall include any Servicing Fee Recovery Amounts due and unpaid, to the extent of Master Servicer Compensation available after allocations under Section 4.01(K) hereof on such Payment Date.

            Servicing Fee: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Payment Date, which shall equal the product of (a) one-twelfth (1/12) of ____% (____ basis points) and (b) the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Due Period).

            Servicing Fee Recovery Amount: The amount of any Servicing Fee used to pay Compensating Interest for which the Servicer has not received reimbursement.

            Servicing Officer: Any officer of the Servicer or Master Servicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Master Servicer, respectively, to [the Securities Insurer,] the Master Servicer and the Indenture Trustee, on behalf of the Securityholders [and the Securities Insurer], as such list may from time to time be amended.

            Six-Month Average Delinquency: With respect to any Payment Date, the average for such Payment Date and the five preceding Payment Dates of the respective ratios, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Home Loans that are 90 days or more Delinquent (excluding any Liquidated Home Loans but including Foreclosed Loans and Home Loans in foreclosure proceedings) as of the end of each of the related Due Periods, divided by (y) the respective Pool Principal Balance as of the end of the applicable Due Period.

            Spread Squeeze Amount: For any Payment Date on or after the Payment Date in _______ 200__, an amount (not less than zero) equal to the product, obtained by multiplying (i) _______, (ii) the excess, if any, of ____% ( ___________________________) or ____% (with respect to any Payment Date after the 24th Payment Date) over the Spread Squeeze Percentage for such Payment Date and (iii) the Original Pool Principal Balance.

            Spread Squeeze Percentage: With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the product of _____ and the excess of the Excess Spread for such Payment Date [over the Securities Insurer Reimbursement Amount] for such Payment Date, and the denominator of which is the Pool Principal Balance for such Payment Date.

            Stepdown Date: The first Payment Date occurring on the later of: (a) the ___________ month after the month in which the Closing Date occurs; or (b) the Payment Date on which the Pool Principal Balance as of the end of the related Due Period has been reduced to an amount that is less than or equal to ___% of the Original Pool Principal Balance.

            Step Down Test: As of any Payment Date, each of the following conditions:

            (a) the most recent six month rolling 90-day and over average delinquency rate (including foreclosures and REOs) is equal to or less than ___% of the Pool Principal Balance.

            (b) the cumulative losses through the given month is equal to or less than the following percent of Principal Pool Original Balance:

                         Cumulative Loss
                       % of Original Pool
            Month           Balance
            --------   ------------------
            24 .....         _____%
            36 .....         _____%
            48 .....         _____%
            60+ ....         _____%
            and ....         _____%

            (c) the aggregate loss during the 12 months preceding a Payment Date, as a percentage of the Pool Principal Balance as of the first day of such 12 month period must be less than ____ basis points (_____%).

            Stepped Down Percentage: For any Payment Date on or after the Step Down Date on which the Step Down Test is satisfied, a percentage equal to _____%.

            Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 3.05 hereof, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution, plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the Principal Balance, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

            Tangible Net Worth: As defined in Section 10.01(a)(x) hereof.

            Termination Price: As of any date of determination, an amount without duplication equal to the greater of (A) the Note Redemption Amount and
(B) the sum of (i) the Principal Balance of each Home Loan as of the applicable Monthly Cut-Off Date; (ii) all unpaid interest accrued on the Principal Balance of each such Home Loan at the related Home Loan Interest Rate to such Monthly Cut-Off Date; (iii) the aggregate fair market value of each Foreclosure Property on such Monthly Cut-Off Date, as determined by an appraiser acceptable to [the Indenture Trustee as of a date not more than 30 days prior to such Monthly Cut-Off Date; and (iv) any due but unpaid Securities Insurer Reimbursement Amount].

            Transaction Documents: This Agreement, the Servicing Agreement, the Home Loan Purchase Agreement, the Owner Trust Agreement, the Custodial Agreement, the Administration Agreement, the Indemnification and Contribution Agreement, [the Insurance and Indemnity Agreement, the Premium Letter and the Indemnification Agreement].

            Transferor: __________, in its capacity as the transferor hereunder.

            Treasury Regulations: Regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            Trust: The Issuer.

            Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

            Trust Accounts: The Note Payment Account, the Certificate Distribution Account, the Policy Payment Account or the Collection Account.

            Trust Estate: The assets subject to this Agreement, the Owner Trust Agreement and the Indenture and assigned and conveyed to the Trust, which assets consist of: (i) such Home Loans as from time to time are subject to this Agreement as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time including by the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans, together with the Home Loan File relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Properties, (iii) all payments in respect of interest due with respect to the Home Loans on or after the Cut-Off Date and all payments in respect of principal received after the Cut-Off Date, (iv) such assets as from time to time are identified as Foreclosure Property, (v) such assets and funds as are from time to time are deposited in the Collection Account, the Note Payment Account and the Certificate Distribution Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vi) the Issuer's rights under all insurance policies with respect to the Home Loans and any Property Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (viii) all right, title and interest of the Depositor in and to the obligations of the Transferor under the Home Loan Purchase Agreement pursuant to which the Depositor acquired the Home Loans from the Transferor, and (ix) all right, title and interest of the Depositor in and to the Servicing Agreement and all proceeds of any of the foregoing.

            Trust Fees and Expenses: As of each Payment Date, an amount equal to the Master Servicer Compensation (which includes the Master Servicer Fee), the Servicing Compensation (which includes the Servicing Fee), [Guaranty Insurance Premium] and the Indenture Trustee Fee and reimbursement of the reasonable expenses of the Indenture Trustee.

            UCC: The Uniform Commercial Code as in effect in the State of New York.

            Section 1.02 Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Owner Trust Agreement.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such terms.

            (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                   ARTICLE II

                          CONVEYANCE OF THE HOME LOANS

            Section 2.01 Conveyance of the Home Loans. (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes and the Residual Interest Certificates to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Transferor or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

            (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including all right, title and interest of the Depositor in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged the Trust Estate to the Indenture Trustee and executed the Notes, and the Indenture Trustee, pursuant to the written instructions of the Issuer, has caused the Notes to be authenticated and delivered to the Depositor or its designee. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Residual Interest Certificates to be authenticated and delivered to the Depositor or its designee, upon the order of the Depositor.

            Section 2.02 Ownership and Possession of Home Loan Files. Upon the issuance of the Notes, with respect to the Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Trust and pledged to the Indenture Trustee for the benefit of the Noteholders, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in Section 2.05 hereof.

            Section 2.03 Books and Records. The sale of each Home Loan shall be reflected on the balance sheets and other financial statements of the Depositor or the Transferor, as the case may be, as a sale of assets by the Depositor or the Transferor, as the case may be, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders.

            It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Home Loans and the other property specified in Section 2.01(a) hereof from the Depositor to the Trust. If the assignment and transfer of the Home Loans and the other property specified in Section 2.01(a) hereof to the Trust pursuant to this Agreement or the conveyance of the Home Loans or any of such other property to the Trust is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trust a first priority security interest in the entire right, title and interest of the Depositor in and to the Home Loans and all other property conveyed to the Trust pursuant to Section 2.01 hereof and all proceeds thereof and (ii) this Agreement shall constitute a security agreement under applicable law. Within ten (10) days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Trust as a "secured party" and describing the Home Loans being sold by the Depositor to the Trust with the office of the Secretary of State of the state in which the Depositor is located.

            Section 2.04 Delivery of Home Loan Documents. (a) With respect to each Home Loan, the Transferor and/or the Depositor, as applicable, shall, on the Closing Date, deliver or caused to be delivered to the Custodian, as the designated agent of the Indenture Trustee, each of the following documents (collectively, the "Indenture Trustee's Home Loan Files"):

            (i) The original Debt Instrument, endorsed by the Transferor in blank or in the following form: "Pay to the order of ____________________________ as Trustee without recourse" with all prior and intervening endorsements showing a complete chain or endorsement from origination of the Home Loan to the Transferor, or a lost note affidavit acceptable to the Indenture Trustee (not to exceed ___ Home Loans);

            (ii) The original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment, thereof, to be a true and complete copy of the original power of attorney submitted for recording);

            (iii) The original executed Assignment of Mortgage, in blank or in recordable form to "____________________, as Trustee." The Assignment of Mortgage may be a blanket assignment, to the extent such assignment is effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, an Assignment of Mortgage need not be included in the individual Indenture Trustee's Home Loan File;

            (iv) All original intervening assignments of mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Home Loan to the Transferor (or, if any such assignment of mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of such assignment of mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original assignment submitted for recording); provided that the chain of intervening recorded assignments shall not be required to match the chain of intervening endorsements of the Debt Instrument so long as the chain of intervening recorded assignments, if applicable, evidences one or more assignments of the Mortgage from the original mortgagee ultimately to the person who has executed the Assignment of Mortgage;

            (v) The original, or a copy certified by the Transferor to be a true and correct copy of the original, of each assumption, modification, written assurance or substitute agreement, if any; and

            (vi) [The original policy of title insurance, including riders and endorsements thereto, as if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.]

            (b) With respect to each Home Loan, the Transferor and the Depositor shall, on the Closing Date, deliver or caused to be delivered to the Servicer, as the designated agent of the Indenture Trustee, the Servicer's Home Loan Files.

            (c) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Indenture Trustee's Home Loan Files in the State of _____________ and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Transferor or any other party.

            (d) Within 60 days after the Closing Date, the Transferor, at its own expense, shall record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, that the Transferor need not record any such Assignment of Mortgage which relates to a Home Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Transferor (at the Transferor's expense) to the Indenture Trustee, the Securities Insurer and the Rating Agencies, that recordation of such Assignment of Mortgage is not necessary to protect the Indenture Trustee's and the Noteholder's interest in the related Home Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within

60 days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than 360 days after the Closing Date. The Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Transferor shall be required to submit each such Assignment of Mortgage for recording.

            (e) All recordings required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Transferor.

            Section 2.05 Acceptance by the Indenture Trustee of the Home Loans; Certain Substitutions; Certification by the Custodian. (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Home Loan. The Indenture Trustee will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Indenture Trustee agrees to cause the Custodian to review each Indenture Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan, within 45 days after the conveyance of the related Home Loan to the Trust) and to cause the Custodian to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee, [and the Securities Insurer] a certification (the "Custodian's Initial Certification") to the effect that, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified as an exception to such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.04 hereof), (ii) such documents have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, and (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Home Loan File. Neither the Indenture Trustee nor the Custodian shall be under any duty or obligation to make an independent examination of any documents contained in each Indenture Trustee's Home Loan File beyond the review listed herein. Neither the Custodian nor the Indenture Trustee makes any representations as to:
(i) the validity, legality, sufficiency, enforceability, execution by a responsible officer or genuineness of any of the documents contained in each Indenture Trustee's Home Loan File of any of the Home Loans identified on the Home Loan Schedule relating to such Home Loans, or (ii) the collectibility, insurability, effectiveness or suitability of any such Home Loan, or (iii) the existence of any document specified in clause (v) of Section 1(b) of the Custodial Agreement.

            (b) The Servicer's Home Loan Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Noteholders and the Indenture Trustee for so long as the Indenture continues in full force and effect; after the Indenture is terminated in accordance with the terms thereof, the Servicer's Home Loan Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders. It is intended that, by the Servicer's agreement pursuant to this Section 2.05(b), the Indenture Trustee shall be deemed to have possession of the Servicer's Home Loan Files for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such documents or instruments are located. The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer's Home Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Home Loans or such documents or instruments. The Servicer agrees to indemnify the Securityholders and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or misconduct of any Securityholders or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee. The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

            (c) The Indenture Trustee agrees to cause the Custodian to review, for the benefit of the Securityholders, each Indenture Trustee's Home Loan File within 60 days after the date the Custodian delivered a Custodian's Initial Certification and to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee [and the Securities Insurer] an updated certification (a "Custodian's Updated Certification"), setting forth those exceptions listed on the Custodian's Initial Certification which continue to exist on the date of such Custodian's Updated Certification. With respect to any Home Loans which are set forth as exceptions in the Custodian's Updated Certification because recorded assignments or original or certified copies of Mortgages have not yet been delivered to the Custodian, the Transferor shall cure such exceptions by delivering such missing documents to the Custodian no later than 180 days after the Closing Date.

            The Indenture Trustee agrees to cause the Custodian to review for the benefit of the Securityholders, each Indenture Trustee's Home Loan File within 180 days after the date it delivered a Custodian's Initial Certification and to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee, [and the Securities Insurer] a final certification (a "Custodian's Final Certification"), setting forth those exceptions listed on the Custodian's Updated Certification which continue to exist on the date of such Custodian's Final Certification.

            In performing any such review, the Custodian may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. Neither the Indenture Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of a Indenture

Trustee's Home Loan File is discovered, then the Depositor and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            Section 3.01 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Transferor, the Master Servicer, the Servicer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer] and the Noteholders that as of the Closing Date:

            (a) The Depositor is a [__________] duly organized, validly existing and in good standing under the laws of the State of [________] and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Transaction Document to which the Depositor is a party and to create the Trust pursuant to the Owner Trust Agreement.

            (b) The execution and delivery of each Transaction Document to which the Depositor is a party by the Depositor and its performance of and compliance with the terms thereof will not violate the Depositor's certificate or limited liability company agreement constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets.

            (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Transaction Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Transaction Document to which the Depositor is a party and has duly executed and delivered each Transaction Document to which the Depositor is a party. Each Transaction Document to which the Depositor is a party, assuming due authorization, execution and delivery by each other party thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (d) The Depositor is not in violation of, and the execution and delivery of any Transaction Document by the Depositor and its performance and compliance with the terms of any Transaction Document to which the Depositor is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder or thereunder.

            (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into any Transaction Document to which the Depositor is a party or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any Transaction Document to which the Depositor is a party or (C) if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any Transaction Document to which the Depositor is a party or the Notes.

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any Transaction Document to which the Depositor is a party or the Notes, or for the consummation of the transactions contemplated by any Transaction Document, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date.

            (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by its execution and delivery of any Transaction Document or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof.

            (h) The Depositor did not sell the Home Loans to the Issuer, with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Home Loans to the Issuer.

            (i) Immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Issuer good title to, and the Issuer will be the sole beneficial owner of, the Home Loans free and clear of any lien or options in favor of, or claims of, any other Person.

            (j) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact.

            (k) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

            Section 3.02 Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Servicer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer], the Noteholders and the Depositor that as of the Closing Date (except as otherwise specifically provided herein):

            (a) The Transferor is _______________________________duly organized, validly existing and in good standing under the laws of the State of __________________ and has and had at all relevant times, full corporate power to originate or purchase the Home Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under each Transaction Document to which it is a party.

            (b) The execution and delivery of each Transaction Document to which it is a party by the Transferor and its performance of and compliance with the terms of each Transaction Document to which it is a party will not violate the Transferor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transferor is a party or which may be applicable to the Transferor or any of its assets.

            (c) The Transferor has the full power and authority to enter into and consummate all transactions to be consummated by it, contemplated by each Transaction Document to which it is a party has duly authorized the execution, delivery and performance of each Transaction Document to which it is a party and has duly executed and delivered each Transaction Document to which it is a party. Each Transaction Document to which the Transferor is a party, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid, legal and binding obligation of the Transferor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (d) The Transferor is not in violation of, and the execution and delivery of any Transaction Documents by the Transferor and its performance and compliance with the terms thereof will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transferor or its properties or materially and adversely affect the performance of its duties hereunder or thereunder.

            (e) There are no actions or proceedings against, or investigations of, the Transferor currently pending with regard to which the Transferor has received service of process and no action or proceeding against, or investigation of, the Transferor is, to the knowledge of the Transferor, threatened or otherwise pending, before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the sale of the Home Loans to the Depositor, the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or the Notes.

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Transferor of, or compliance by the Transferor with, this Agreement, (2) the issuance of the Notes, (3) the sale of the Home Loans under the Home Loan Purchase Agreement or (4) the consummation of the transactions required of it by this Agreement, except such as shall have been obtained before the Closing Date.

            (g) The Transferor acquired title to the Home Loans in good faith, without notice of any adverse claim.

            (h) The collection practices used by the Transferor with respect to the Home Loans have been, in all material respects, legal, proper, prudent and customary in the servicing of loans of the same type as the Home Loans;

            (i) No Officer's Certificate, statement, report or other document prepared by the Transferor and furnished or to be furnished by it pursuant to any Transaction Document or in connection with the transactions contemplated hereby contains any untrue statement of material fact.

            (j) The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any Transaction Document or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof.

            (k) The Prospectus Supplement does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Transferor makes no statement with respect to: (1) the statements set forth in the final paragraph of the cover of the Prospectus Supplement; and (2) statements set forth under the following captions: (i) "SUMMARY -- Tax Status", "-- ERISA Considerations", and "-- Legal Investment"; (ii) "DESCRIPTION OF CREDIT ENHANCEMENT"; (iii) "FEDERAL INCOME TAX CONSEQUENCES"; (iv) "ERISA CONSIDERATIONS"; (v) "LEGAL INVESTMENT MATTERS"; and (vi) "UNDERWRITING".

            (l) The Transferor has transferred the Home Loans without any intent to hinder, delay or defraud any of its creditors.

            (m) The origination and collection practices used with respect to each Debt Instrument and Mortgage have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing business and in compliance with the Transferor's underwriting criteria as described in the Prospectus Supplement.

            (n) Upon the receipt of each Indenture Trustee's Home Loan File by the Custodian, the Indenture Trustee will have a first priority security interest in each Home Loan and such other items comprising the corpus of the Trust free and clear of any lien, charge or encumbrance other than the lien of the Indenture.

            (o) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

            It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the Indenture Trustee's Home Loan Files to the Custodian and shall inure to the benefit of the Securityholders, the Securities Insurer, the Depositor, the Master Servicer, the Servicer, the Indenture Trustee, the Owner Trustee and the Trust. Upon discovery by any of the Transferor, [the Securities Insurer,] the Depositor, the Master Servicer, the Servicer, the Indenture Trustee or the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Home Loan, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Transferor set forth in Section 3.05 hereof shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Master Servicer, the Servicer, the Indenture Trustee or the Owner Trustee respecting a breach of the representations and warranties contained in this Section 3.02.

            Section 3.03 Representations, Warranties and Covenants of the Master Servicer.The Master Servicer hereby represents and warrants to and covenants with the Owner Trustee, the Indenture Trustee, [the Securities Insurer,] the Noteholders, the Depositor, and the Transferor that as of the Closing Date or as of such date specifically provided herein:

            (a) The Master Servicer is a ______________________________ duly organized, validly existing, and in good standing under the laws of the state of _________________ and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where any property securing the Home Loans is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer and perform its obligations as Master Servicer hereunder and under the Servicing Agreement; the Master Servicer has the power and authority to execute and deliver this Agreement and under the Servicing Agreement and to perform its obligations in accordance herewith and therewith; the execution, delivery and performance of this Agreement and under the Servicing Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action; this Agreement and under the Servicing Agreement evidences the valid, binding and enforceable obligation of the Master Servicer; and all requisite action has been taken by the Master Servicer to make this Agreement valid, binding and enforceable upon the Master Servicer in accordance with its terms, subject to and under the Servicing Agreement the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

            (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the purchase and sale of the Notes and the execution and delivery by the Master Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Master Servicer and the performance by the Master Servicer of its obligations as Master Servicer under this Agreement and such other documents to which it is a party.

            (c) The consummation of the transaction contemplated by this Agreement and the Servicing Agreement will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration for any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Master Servicer or to its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

            (d) Neither this Agreement nor any report or other document prepared by the Master Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact; and the statements set forth in the Prospectus Supplement under the caption "THE MASTER SERVICER" do not contain an untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) There is no action, suit, proceeding or investigation pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Master Servicer or which would draw into question the validity of this Agreement, the Servicing Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would be likely to impair the ability of the Master Servicer to perform under the terms of this Agreement or the Servicing Agreement.

            (f) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would adversely affect its performance hereunder or under the Servicing Agreement.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Home Loan Files to the Indenture Trustee and shall inure to the benefit of the Depositor, the Noteholders, the Owner Trustee[, the Securities Insurer], and the Indenture Trustee. Upon discovery by any of the Transferor, the Depositor, the Indenture Trustee[, the Securities Insurer] or the Owner Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Home Loan or the interests of such Person therein, the party discovering such breach shall give prompt written notice (but in no event later than _______ Business Days following such discovery) to the other parties.

            Section 3.04 Representations and Warranties Regarding Individual Home Loans. The Transferor hereby represents and warrants to the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer], the Master Servicer and the Noteholders, with respect to each Home Loan as of the Closing Date, except as otherwise expressly stated:

            (a) Home Loan Schedule. The information with respect to each Home Loan set forth in the Home Loan Schedule is complete, true and correct as of the Cut-off-Date;

            (b) Delivery of Home Loan File. All of the original or certified documentation required to be delivered by the Transferor on the Closing Date or as otherwise provided herein has or will be so delivered as provided; The Home Loan File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent home loan lenders that regularly originate or purchase mortgage loans comparable to the Home Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Home Loans;

            (c) Nature of Property. Each Mortgaged Property consists of a single parcel of residential real property, separately assessed for tax purposes, owned by the related Obligor in fee simple absolute and is improved by a one-to-four-family residential dwelling, which does not include condominiums, cooperatives, units in a planned urban development, town houses, or mobile homes and does not constitute other than real property under the state law. No Mortgage Property is a manufactured housing unit, as defined in the Fannie Mae/Freddie Mac Seller-Servicer's Guide;

            (d) Servicing. Each Home Loan is being serviced by the Master Servicer;

            (e) Fixed Interest Rate. The Debt Instruments related to approximately ______% of the Home Loans bear a fixed Home Loan Interest Rate. The Home Loan Interest Rate on the fixed rate Home Loans is not less than _____% nor more than _______% and as of the Cut-Off-Date, the weighted average Home Loan Interest Rate on the fixed rate Home Loans is approximately ________%;

            (f) Adjustable Home Loan Interest Rates. The Debt Instrument related to approximately ______% of the Home Loans bear an adjustable Home Loan Interest Rate ("ARMs"). All of the terms of the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the principal balance with respect to the ARMs are enforceable, all such adjustments have been correctly made in accordance with the terms of the related Debt Instrument and such adjustments will not affect the priority of the Mortgage lien; all ARMs have an index and there is no provision which would permit the Obligor to convert to a fixed interest rate; as of the Cut-off Date, the weighted average margin on the ARMs was approximately ________%; the ARMs have a weighted average contractual maximum interest rate equal to approximately _______%; the ARMs have a weighted average contractual minimum interest rate equal to approximately ________%; approximately ________% of the ARMS are 2/28's and have a subsequent adjustment frequency of six months, approximately _______% of the ARMs are 3/27's and have a subsequent adjustment frequency of six months and the remaining approximately ____% of the ARMs adjust every 6 months;

            (g) Priority of Lien. Each Mortgage is a valid and subsisting first lien of record on a single parcel of real estate constituting the Mortgaged Property, subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Home Loan, which exceptions are generally acceptable to mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

            (h) Title. Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated the Transferor held good and indefeasible title to, and was the sole owner of, each Home Loan, subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Owner Trust will hold good and indefeasible title to, and be the sole owner of, each Home Loan, subject to no liens, charges, mortgages, encumbrances or rights of others;

            (i) Delinquencies. As of the Cut-Off Date, _____ Home Loans are 30 or more days delinquent; ___ Home Loans are over 60 days delinquent; and _____ Home Loan has ever been 89 or more days delinquent;

            (j) Tax Liens; Status of Property. There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

            (k) No Defenses. The Home Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Debt Instrument or the Mortgage, or the exercise of any right thereunder, render either the Debt Instrument or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (l) No Mechanic's Lien. There is no mechanic's lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal to or on a parity with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section (n) below;

            (m) Origination in Compliance with Laws. Each Home Loan complies, at the time it was made complied and at all times has complied in all material respects with applicable local, state and federal laws and regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedure, consumer credit protection, equal credit opportunity, disclosure and recording laws and the Transferor has and shall maintain in its possession available for inspection and shall deliver upon demand, evidence of compliance with all such requirements; and, to the Transferor's knowledge, no fraud or misrepresentation was committed by any person or entity in connection with the origination of each Home Loan;

            (n) Title Insurance. With respect to each Home Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Home Loan insuring the mortgagee's interest under the related Home Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in paragraph (g) above, was effective on the date of the origination of such Home Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. The originator is the sole named insured of such mortgage title insurance policy, the assignment to the Owner Trust, and the pledge to the Indenture Trustee, of the originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Owner Trust upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the originator, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

            (o) Hazard Insurance. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (1) the outstanding principal balance of the related Mortgage, (2) the minimum amount required to compensate for damage or loss on a replacement cost basis or (3) the full insurable value of the Mortgaged Property. All individual insurance policies (collectively, the "Hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligated the Obligor thereunder to maintain all such insurance at the Obligor's cost and expense, and upon the Obligor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from the Obligor;

            (p) Flood Insurance. If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Home Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the National Flood Insurance Act of 1968, as amended; The Mortgage obligated the Obligor thereunder to maintain all such insurance at the Obligor's cost and expense, and upon the Obligor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from the Obligor;

            (q) Enforceability. Each Mortgage and Debt Instrument is genuine and is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Home Loan had full legal capacity to execute all Home Loan documents and convey the estate therein purported to be conveyed and the Mortgage and Debt Instrument have been duly and properly executed by such parties; the Obligor is a natural person who is a party to the Debt Instrument and the Mortgage in an individual capacity and not in the capacity of a trustee or otherwise;

            (r) Notice to Insurers. The Transferor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Home Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

            (s) Geographic Concentration. No more than approximately _____% of the Original Pool Principal Balance is secured by Mortgaged Properties located within any single zip code area; no more than _____% of the Original Pool Principal Balance is located within any single state, except as follows ______________, _____________, ______________, or___________;

            (t) Primary Residence. At least approximately ________% of the Original Pool Principal Balance is secured by Mortgaged Properties that are maintained by the Obligors as primary residence;

            (u) No Modification. The terms of the Debt Instrument and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Securityholders and which has been or will be delivered to the Trustee or the Custodian. The substance of any such alteration or modification is reflected on the Home Loan Schedule;

            (v) Recordation. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Transferor (or, subject to Section 2.04(d) hereof, are in the process of being recorded);

            (w) No Waiver. No instrument or release or waiver has been executed in connection with the Home Loan, and no Obligor has been released, in whole or in part;

            (x) Taxes and Insurance. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

            (y) No Advances. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Debt Instrument or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

            (z) Condemnation; Damage. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring. No Mortgaged Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Home Loan or the use for which the premises were intended;

            (aa) No Encroachments. All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (bb) Property in Compliance with Law. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

            (cc) No Future Advances. The proceeds of the Home Loan have been fully disbursed, and there is no obligation on the part of the mortgagee or any person to make, or option on the part of the mortgagor to request, future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. All costs, fees and expenses incurred in making or closing or recording the Home Loans were paid;

            (dd) Mortgage as Sole Security. The related Debt Instrument is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

            (ee) No-Buy-Down Loans. No Home Loan was originated under a buydown plan;

            (ff) No Originator Payment Obligations. There is no obligation on the part of the Master Servicer or any other party to make payments in addition to those made by the Obligor;

            (gg) Deeds of Trust. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders or the Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

            (hh) No Shared Appreciation. No Home Loan has a shared appreciation feature, or other contingent interest feature;

            (ii) State Qualification. All parties which have had any interest in the Home Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loans associations or national banks having principal offices in such state or (D) not doing business in such state so as to require qualification or licensing;

            (jj) Due on Sale. The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Home Loan in the event the related Mortgage Property is sold without the prior consent of the mortgagee thereunder;

            (kk) Obligor Bankruptcy. No Obligor is a debtor in any state or federal insolvency or bankruptcy proceeding;

            (ll) Enforcement Rights. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose upon the related Mortgage;

            (mm) No Default. Other than delinquent Home Loans set forth in clause (i) of this Section 3.04, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Debt Instrument and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Master Servicer nor the Transferor has waived any default, breach, violation or event of acceleration;

            (nn) Deposit of Payments. All amounts received on and after the Cut-Off Date with respect to the Home Loans to which the Transferor is not entitled to have been deposited into the Collection Account and are, as of the Closing Date, in the Collection Account;

            (oo) Underwriting. All of the Home Loans were originated and underwritten by the Transferor, or purchased and re-underwritten by the Transferor, in each case in accordance with the underwriting criteria set forth in the Prospectus Supplement;

            (pp) Conformity to Prospectus. Each Home Loan conforms, and all such Home Loans in the aggregate conform, to the description thereof set forth in the Prospectus and the Prospectus Supplement;

            (qq) No Adverse Selection. The Home Loans were not selected by the Transferor for inclusion in the Trust on any basis intended to adversely affect the Trust;

            (rr) Appraisal. A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of the related Home Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Home Loan for sale to prudent investors in the secondary market that invest in loans such as the Home Loans;

            (ss) Loan-To-Value. As of the Cut-Off Date, no Home Loan had a Loan-To-Value Ratio in excess of 90.00% and as of the Cut-off Date, the weighted average Loan-To-Value Ratio is _________%;

            (tt) Environmental Matters. To the best of the Transferor's knowledge, (i) no Mortgaged Property was, as of the Cut-Off Date, (A) located within a one-mile radius of any site containing environmental or hazardous waste risks, and (B) in violation of any environmental law or regulation; and (ii) no Mortgaged Property contained any environmentally hazardous material, substance or waste;

            (uu) Status of Originators. Each Home Loan was either (i) originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or (ii) such Home Loan was underwritten in accordance with standards established by the Transferor, using application forms and related credit documents approved by the Transferor; the Transferor approved each application and the related credit documents before a commitment by the originator was issued, and no such commitment was issued until the Transferor agreed to fund such Home Loan; the closing documents for such Home Loan were prepared on forms approved by the Transferor; and such Home Loan was actually funded by the Transferor and was purchased by the Transferor at closing or soon thereafter;

            (vv) Term. No Home Loan has a remaining term in excess of 360 months; and

            (ww) Monthly Payments. Each Debt Instrument will provide for a schedule of substantially equal Monthly Payments which are, if timely made, sufficient to fully amortize the principal balance of such Debt Instrument on or before its maturity date.

            Section 3.05 Purchase and Substitution. (a) Repurchase and Substitution of Defective Home Loans. It is understood and agreed that the representations and warranties set forth in Section 3.02 and Section 3.04 hereof shall survive the conveyance of the Home Loans from the Transferor to the Depositor and from the Depositor to the Issuer, the pledge of the Home Loans to the Indenture Trustee and the delivery of the Notes to the Noteholders. Upon discovery by the Depositor, the Master Servicer, the Servicer, the Transferor, any Custodian, the Issuer, the Indenture Trustee, the Owner Trustee, the Securities Insurer or any Securityholder of a breach of any of the representations and warranties set forth in Section 3.02 and Section 3.04 which materially and adversely affects the value of the Home Loans or the interests of the Owner Trustee, the Securities Insurer or the Indenture Trustee in the related Home Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If within 60 days after the earlier of the Transferor's discovery of such breach or the Transferor's receiving notice thereof such breach has not been remedied by the Transferor or waived by the Securities Insurer and such breach materially and adversely affects the interests of the Owner Trustee or the Indenture Trustee in, or the value of, the related Home Loan (the "Defective Home Loan"), the Transferor shall on or before the Determination Date next succeeding the end of such 60-day period either (i) remove such Defective Home Loan from the Trust (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this Section 3.05 or (ii) purchase such Defective Home Loan at a purchase price equal to the Purchase Price by depositing such Purchase Price in the Collection Account. The Transferor shall provide the Master Servicer, the Servicer, the Indenture Trustee, the Securities Insurer and the Owner Trustee with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60-day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan.

            Any substitution of Home Loans pursuant to this Section 3.05(a) shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Payment Date, amounts paid by the Transferor pursuant to this Section 3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Note Payment Account as part of the Available Collection Amount to be retained therein or transferred to the Certificate Distribution Account, if applicable, pursuant to Section 5.01(c) hereof.

            In addition to such cure, repurchase or substitution obligation, the Transferor shall indemnify the Issuer, the Depositor, the Master Servicer, the Indenture Trustee, the Securities Insurer and the Securityholders against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by the Transferor of any of it representations and warranties contained in Section 3.02 and Section 3.04.

            (b) Repurchase of Defaulted Home Loans. In addition to the preceding repurchase obligations, each of the Transferor and Master Servicer shall have the option, exercisable in its sole discretion at any time, to repurchase from the Owner Trustee any Home Loan that is delinquent 91 or more days (in which case such Home Loan shall become a Deleted Home Loan); provided, however, that any such repurchase of a Home Loan pursuant to this Subsection shall be conducted in the same manner as the repurchase of a Defective Home Loan pursuant to this Section
3.05. If the Home Loans repurchased pursuant to this Subsection 3.05(b) are in excess of _______% of the Original Pool Principal Balance, then such repurchases of Home Loans that exceed ________% of the Original Pool Principal Balance may be affected only with the consent of the Securities Insurer and shall be included as Realized Losses for purposes of determining the Realized Losses under the OC Trigger Increase Event (but not with respect to the determination of a Master Servicer Event of Default under Section 10.01(a) hereof).

            (c) Substitutions. As to any Deleted Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan(s), the Transferor shall effect such substitution by delivering to the Indenture Trustee, the Master Servicer and Owner Trustee (i) a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Indenture Trustee's Home Loan File for such Qualified Substitute Home Loan(s).

            In accordance with Section 5.01(b)(1) hereof, the Master Servicer shall cause the Servicer to deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan(s) after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Transferor. The Indenture Trustee will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Owner Trustee, the Master Servicer, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee[, the Securities Insurer] and Owner Trustee that such substitution has taken place and the Servicer shall amend the Home Loan Schedule pursuant to Subsection (g) below. Upon such substitution, such Qualified Substitute Home Loan(s) shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan(s), as of the date of substitution, the covenants, representations and warranties set forth in Section 3.02 and Section 3.04 hereof. On the date of such substitution, the Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any.

            (d) Reassignment of Defective Home Loans. With respect to all Defective Home Loans or other Home Loans repurchased by the Transferor pursuant to this Agreement, upon the deposit of the Purchase Price therefor into the Collection Account, the Owner Trustee shall assign to the Transferor, without recourse, representation or warranty, all the Owner Trustee's right, title and interest in and to such Defective Home Loans or other Home Loans, which right, title and interest were conveyed to the Owner Trustee pursuant to the Home Loan Purchase Agreement. The Owner Trustee shall take any actions as shall be reasonably requested by the Transferor to effect the repurchase of any such Home Loans.

            (e) Sole Remedies Against Transferor. It is understood and agreed that the obligations of the Transferor to cure or to repurchase or substitute any such Home Loan, and to indemnify for any breach of any representation or warranty with respect thereto, pursuant to this Section 3.05 shall constitute the sole remedies against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions. Any cause of action against the Transferor relating to or arising out of a defect in an Indenture Trustee's Home Loan File as or against the Transferor relating to or arising out of a breach of any representations and warranties made in Section
3.02 and Section 3.04 hereof shall accrue as to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Transferor or notice thereof by the Transferor to the Indenture Trustee, (ii) failure by the Transferor to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor, as applicable, by the Owner Trustee for all amounts payable in respect of such Home Loan.

            (f) No Duty to Investigate. Neither [the Securities Insurer,] the Master Servicer, the Owner Trustee nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

            (g) Amendment of Home Loan Schedule. In connection with a repurchase or substitution of any Home Loan pursuant to this Section 3.05, the Master Servicer shall cause the Servicer shall amend the Home Loan Schedule to reflect
(i) the removal of the applicable Deleted Home Loan from the terms of this Agreement, and (ii) if applicable, the substitution of the applicable Qualified Substitute Home Loan. In connection with its monthly reporting here under, the Master Servicer shall cause the Servicer shall deliver a copy of the amended Home Loan Schedule to [the Securities Insurer,] the Master Servicer, the Indenture Trustee, and the Transferor.


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF THE HOME LOANS

            Section 4.01 Appointment and Duties of the Master Servicer. (a) Appointment and Compensation of Master Servicer. The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint the Master Servicer to act as the Master Servicer for the Home Loans (including all of the duties, obligations and rights of the Master Servicer) under this Agreement. The Master Servicer hereby accepts its appointment as the Master Servicer hereunder. The Master Servicer hereby undertakes to enter into the Servicing Agreement with an Eligible Servicer. The Master Servicer may remove and replace the Servicer under the terms of the Servicing Agreement, provided that the Securities Insurer consents to such termination and such Servicer is replaced with an Eligible Servicer. The Master Servicer shall not consent to any amendment or modification of any Servicing Agreement [without the consent of the Securities Insurer]. The Master Servicer shall not consent to any material amendment, modification or waiver of the servicing provisions of this Agreement, without the consent of [the Securities Insurer and] the Indenture Trustee. The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint the Master Servicer to act on behalf of the Issuer as "Owner" under the Servicing Agreement.

            As compensation for its services hereunder, the Master Servicer shall be entitled to receive from the Note Payment Account the Master Servicer Fee. In addition to the Master Servicer Fee, additional compensation attributable to prepayment penalties, 20% of any late charges collected on the Home Loans, investment earnings from the Collection Account and the Note Payment Account shall be part of the Master Servicer Compensation payable to the Master Servicer pursuant to Section 5.01(c) hereof. Master Servicing Compensation shall be reduced by the amount of any due and unpaid Servicing Fee Recovery Amounts. The Master Servicer shall be required to pay all expenses incurred by it in connection with its Master Servicer duties and activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

            (b) Master Servicer Assumes Servicing Responsibility. If a Servicer Termination Event occurs, then the Master Servicer shall be obligated (1) if instructed by the Securities Insurer, to select a successor Servicer, [that is acceptable to the Securities Insurer,] or (2) to act as the Servicer of the Home Loans hereunder [unless the Securities Insurer directs otherwise].

            (c) Monitoring of Servicing. The Master Servicer shall: (i) review the servicing reports and loan level information prepared by the Servicer (1) to determine whether such reports are inaccurate or incomplete, in any material respect, and (2) to ascertain that the Servicer is in compliance, in all material respects, with its duties and obligations with respect to such reports under this Agreement; (ii) otherwise monitor the performance by the Servicer of its duties and obligations hereunder and notify the Indenture Trustee [and the Securities Insurer] of any Servicer Event of Default of which it has received notice or has actual knowledge; and (iii) be obligated to verify that the Servicer has deposited all payments and proceeds required to be deposited into the Collection Account pursuant to Section 5.01(b)(1) hereof. On the 19th calendar day of each month (or the next Business Day, if the 19th is not a Business Day), the Master Servicer shall provide the Indenture Trustee with an Officer's Certificate to the effect that the Master Servicer has performed its obligations under this Subsection 4.01(c) with respect to the servicing information for such month.

            (d) Successor Servicer. The Master Servicer agrees that it shall at all times be prepared [(and shall take all steps reasonably required by the Securities Insurer to ensure such preparation)], to perform the duties and obligations of the Servicer and become the successor servicer, if the Servicer fails to perform its duties and obligations hereunder.

            (e) Servicer Termination or Non-Renewal. At the direction of [the Securities Insurer, or] the Master Servicer [(with the prior consent of the Securities Insurer)] or the Majority Noteholders [(with the prior consent of the Securities Insurer)], the Master Servicer, on behalf of the Issuer and the Securityholders, shall terminate the Servicer upon the occurrence and continuance of a Servicer Event of Default. [The Securities Insurer will instruct the Master Servicer not to renew the term of the Servicer and appoint a replacement servicer (which shall be an Eligible Servicer) approved by the Securities Insurer at the request of the Master Servicer.]

            (f) Resignation of Master Servicer. The Master Servicer shall resign as Master Servicer hereunder if it determines that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured, provided that such determination shall be evidenced by an Opinion of Counsel (which shall be Independent) to such effect delivered to the Owner Trustee, the Indenture Trustee and the Securities Insurer. In addition, the Master Servicer may resign for any reason with 30 day's prior written notice to the Owner Trustee, the Indenture Trustee and the Securities Insurer. No resignation of the Master Servicer shall become effective until a successor master servicer acceptable to the Securities Insurer shall have assumed the obligations of the Master Servicer hereunder.

            (g) Limitation on Liability of the Depositor and the Master Servicer. Except as set forth in Section 9.01 herein, neither the Depositor nor the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Securities Insurer, the Noteholders or any other Person for any action taken or for refraining from the taking of any action at the direction of the Securities Insurer or any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Depositor or the Master Servicer and any directors, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            (h) Monthly Advances. If any Obligor fails to make all or any portion of its Monthly Payment for any Due Period by the related Determination Date, the Master Servicer shall deposit such shortfall (net of the Servicing Fee and the Master Servicer Fee in respect thereof) into the Collection Account on or before such Determination Date, unless the Master Servicer, in its reasonable judgment, determines that any such Monthly Advance would be non-recoverable from future proceeds from the related Home Loan. The Indenture Trustee shall make any Monthly Advance that the Master Servicer fails to make. The Indenture Trustee shall be reimbursed for funds so advanced out of Master Servicing Compensation on subsequent Payment Dates.

            (i) Three Month Renewal of Master Servicer Term. The Master Servicer hereby covenants and agrees to act as master servicer under this Agreement for an initial term commencing on the Closing Date and expiring on _______, 200_ (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Securities Insurer by written notice (each, a "Master Servicer Renewal Notice") of the Securities Insurer (or the Indenture Trustee if a Securities Insurer Default is then occurring) for successive three month terms. Each such Master Servicer Renewal Notice (if any) shall be delivered by the Securities Insurer to the other parties to this Agreement. The Master Servicer hereby agrees that, as of the date hereof and upon its receipt of any Master Servicer Renewal Notice, the Master Servicer shall be bound for the duration of the Initial Term and the term covered by any such Master Servicer Renewal Notice to act as the Master Servicer, subject to and in accordance with the other provisions of this Agreement. The Master Servicer agrees that if, as of the last day of the calendar month preceding the last day of any such servicing term, the Master Servicer shall not have received a Master Servicer Renewal Notice from the Securities Insurer, the Master Servicer shall, within five days thereafter, give written notice of such non-receipt to the Securities Insurer and the Indenture Trustee. The failure of the Securities Insurer to deliver a Master Servicer Renewable Notice by the end of any such three-month term shall result in the automatic termination of the Master Servicer.

            (j) Non-renewal or Termination. Upon any non-renewal or termination of the Master Servicer pursuant to this Section 4.01, the master servicing of the Home Loans hereunder shall be transferred to a successor master servicer in accordance with the terms hereof.

            (k) Compensating Interest. If Compensating Interest is owing with respect to such Payment Date, then the Master Servicer shall cause the Servicer to direct Compensating Interest, up to the amount of the sum of the Master Servicer Fee and the Servicing Fee for such Payment Date, into the Collection Account on or before the related Determination Date. The Master Servicer shall fund the payment of Compensating Interest on any Payment Date first out of its Master Servicer Compensation for the related Payment Date, and if and only if such amount is not sufficient, shall cause any remaining amounts to be paid out of the Servicing Fee for the related Payment Date. Any Servicing Fees used to pay Compensating Interest hereunder shall be repaid to the Servicer through the payment of Servicing Fee Recovery Amounts.

            Section 4.02 Interim Servicer. Until the transfer of servicing to the initial Servicer on the "servicing transfer date" as specified in the Servicing Agreement, the Master Servicer agrees, and the Issuer, Securityholders, the Security Insurer and the Indenture Trustee hereby assign and appoint the Master Servicer as the Servicer of the Home Loans. The Master Servicer shall be obligated to act as the Servicer of the Home Loans and agrees to service the Home Loans in accordance with Accepted Servicing Procedures until the transfer of servicing to the Servicer. During the period in which the Master Servicer is acting as servicer, it shall be entitled to any Servicing Fee earned during such period.

            Section 4.03 Powers of Attorney. The Indenture Trustee shall execute, at the written direction of the Servicer or the Master Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Indenture Trustee to enable the Servicer or the Master Servicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any Foreclosure Property, and the Indenture Trustee shall not be accountable for the actions of the Servicer or the Master Servicer under such powers of attorney and shall be indemnified by the Master Servicer in accordance with Section 9.01 hereof.

            Section 4.04 Filing of Continuation Statements. On or before the fifth (or twelfth, as appropriate) anniversary of the filing of any financing statements by the Transferor and the Depositor, respectively, with respect to the assets conveyed to the Owner Trustee or to the Owner Trust, the Transferor and the Depositor shall prepare, have executed by the necessary parties and file in the proper jurisdictions at their expense all financing and continuation statements necessary to maintain the liens, security interests and priorities of such liens and security interests that have been granted by the Transferor and the Depositor, respectively, the Transferor and the Depositor shall continue to file on or before each fifth (or twelfth) anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Trust has terminated pursuant to
Section 9.1 of the Owner Trust Agreement. The Indenture Trustee and Owner Trustee agree to cooperate with the Transferor and the Depositor in preparing, executing and filing such statements. The filing of any such statement with respect to the Transferor and the Depositor shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.03 hereof and Section 2.04 of the Home Loan Purchase Agreement. If the Transferor or the Depositor has ceased to do business whenever any such financing and continuation statements must be filed or the Transferor or the Depositor fails to file any such financing statements or continuation statements at least one month prior to the expiration thereof, each of the Transferor and the Depositor does hereby make, constitute and appoint the Owner Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section 4.04 relating to assets conveyed to the Owner Trustee and the Depositor does hereby make, constitute and appoint the Indenture Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section 4.04 relating to assets conveyed to the Owner Trust.

            Section 4.05 Reports to the Securities and Exchange Commission. The Indenture Trustee shall, on behalf of the Issuer, cause to be filed with the Securities and Exchange Commission all monthly reports on Form 8-K and annual reports on Form 10-K by EDGAR electronic format (or any successor format) required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. The Indenture Trustee shall obtain on behalf of the Issuer, EDGAR access codes (or any successor codes) on behalf of the Issuer required for filing with the Securities and Exchange Commission. Upon the request of the Indenture Trustee, each of the Servicer, the Master Servicer and the Transferor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this Section 4.05.


                                   ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

            Section 5.01 Collection Account and Note Payment Account.

            (a) (1) Establishment of Collection Account. The Master Servicer, for the benefit of the Securityholders, the Indenture Trustee and the Securities Insurer, shall cause to be established and maintained by the Indenture Trustee one or more Collection Accounts (collectively, the "Collection Account"), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled "Collection Account of _______________, as Indenture Trustee, in trust for the _______ Home Loan Asset Backed Notes, Series 200_-_". The Collection Account may be maintained with the Indenture Trustee or any other depository institution, which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Indenture Trustee and the Securities Insurer. A copy of such letter agreement shall be furnished to the Securities Insurer and the Indenture Trustee. Funds in the Collection Account shall be invested in accordance with
Section 5.03 hereof. The Collection Account shall be established, as of the Closing Date, with ________________ as an Eligible Account pursuant to the definition thereof. The Collection Account may, upon written notice to the Indenture Trustee, and upon the written consent of the Securities Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account acceptable to the Securities Insurer.

            (2) Establishment of Note Payment Account. No later than the Closing Date, the Indenture Trustee, for the benefit of the Noteholders and the Securities Insurer, shall cause to be established and maintained with the Indenture Trustee one or more Note Payment Accounts (collectively, the "Note Payment Account"), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled "Note Payment Account of ________________, as Indenture Trustee, in trust for the _______ Home Loan Asset Backed Notes, Series 200_-_". Funds in the Note Payment Account shall be invested in accordance with Section 5.03 hereof.

            (b) (1) Deposits to Collection Account. The Servicer shall use its best efforts to deposit or cause to be deposited (without duplication), within one (1) Business Day after receipt thereof, into the Collection Account and retain therein in trust for the benefit of the Noteholders and the Securities
Insurer:

            (i) all payments of principal and interest on the Home Loans collected after the Cut-Off Date;

            (ii) all Net Liquidation Proceeds;

            (iii) all Property Insurance Proceeds;

            (iv) all Released Mortgaged Property Proceeds;

            (v) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to
      Section 3.05 hereof;

            (vi) the deposit of the Termination Price under Section 11.01 hereof;

            (vii) interest and gains on funds held in the Collection Account;

            (viii) Monthly Advances pursuant to Section 4.02(h) hereof; and

            (ix) Compensating Interest pursuant to Section 4.02(k) hereof.

            The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03 hereof.

            (2) Deposits to Note Payment Account. By the close of business on the fourth Business Day prior to each Payment Date, the Master Servicer shall cause the Servicer to withdraw from the Collection Account the Available Collection Amount and deposit such into the Note Payment Account for such Payment Date.

            (3) Withdrawals from Collection Account. The Master Servicer shall cause the Servicer to also make the following withdrawals from the Collection Account, in no particular order of priority:

            (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

            (ii) to withdraw any Servicing Advance Reimbursement Amounts and Monthly Advance Reimbursement Amounts; and

            (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

            (c) Initial Withdrawals from Note Payment Account. To the extent funds are available in the Note Payment Account, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment Date) shall make withdrawals therefrom by 9:00 a.m. (New York City time) on each Payment Date, for application in the following order of priority:

            (i) to distribute on such Payment Date the following amounts related to such Payment Date pursuant to the Indenture in the following order; (1) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates; (2) to the Servicer an amount equal to the Servicing Compensation (net of the sum of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Servicing Compensation from prior Payment Dates; (3) to the Master Servicer an amount equal to the Master Servicer Compensation and all unpaid Master Servicer Compensation from prior Payment Dates; and (4) to the Securities Insurer, an amount equal to the Guaranty Insurance Premium and all unpaid Guaranty Insurance Premiums from prior Payment Dates; and

            (ii) subject to the priority of payments in Subsections 5.01(d) and
      (e) below, to deposit into the Certificate Distribution Account the applicable portions of the Available Payment Amount payable to the holders of the Residual Interest Certificates as calculated pursuant to Subsection 5.01(e) below on such Payment Date.

            (d) Regular Payment Amount Withdrawals from Note Payment Account. On each Payment Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment Date) shall distribute the Regular Payment Amount and any Deficiency Amount paid by the Securities Insurer in respect of such Payment Date from the Note Payment Account (in the case of all amounts distributable to Noteholders) and from the Certificate Distribution Account (in the case of all amounts distributable to Certificateholders), in the following order of priority:

            (i) to pay the holders of the Notes the Noteholders' Interest Payment Amount for such Payment Date;

            (ii) to pay the holders of the Notes principal thereof in an amount up to the sum of the Regular Principal Payment Amount and the Noteholders' Principal Deficiency Amount, until the Note Principal Balances thereof are reduced to zero;

            (iii) to apply any remaining amount together with Excess Spread in the manner specified in Subsection (e) below.

            (e) Excess Spread Withdrawals from Note Payment Account. On each Payment Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment
Date) shall distribute the Excess Spread, if any, in the following order of priority (in each case after giving effect to all payments specified in Section 5.01(d) hereof):

            (i) to pay the Securities Insurer in an amount up to the Securities Insurer Reimbursement Amount;

            (ii) to pay the holders of the Notes, as principal thereof, any remaining Excess Spread in an amount up to any Overcollateralization Deficiency Amount (after giving effect to payments made pursuant to subsection (d) above), until the Note Principal Balances thereof are reduced to zero;

            (iii) to pay the holder of the Notes, pro rata, the Noteholders' Interest Carry-Forward Amount due and unpaid, if any; and

            (iv) to pay any remaining Excess Spread (A) first, concurrently to the Servicer in an amount equal to any outstanding Nonrecoverable Servicing Advances and to the Master Servicer in an amount equal to any outstanding Nonrecoverable Monthly Advances, (B) second, to repay the Servicer the Servicing Fee Recovery Amount, if any and (C) then, for deposit into the Certificate Distribution Account for payment to the holders of the Residual Interest Certificates any amount remaining after the preceding clauses (A) and (B).

            (f) All payments made on the Notes on each Payment Date will be made on a pro rata basis among the Noteholders of record of such Notes on the next preceding Record Date, without preference or priority of any kind, and, except as otherwise provided in the next sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes in original Denominations aggregating at least $250,000 and shall have so notified the Indenture Trustee, and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register. The final payment on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final payment.

            Section 5.01A Claims Under Guaranty Policy. (a) If, on the second Business Day prior to the related Payment Date a Deficiency Amount exists, the Indenture Trustee shall give notice to the Securities Insurer and to its direction by telephone or telecopy of the amount of such deficiency by 12:00 noon, New York City time, on such Business Day.

            (b) At the time of the execution and delivery of this Agreement, and for the purposes of this Agreement, the Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Noteholders called the "Policy Payments Account" and over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Guaranty Policy in the Policy Payments Account and distribute such amount only for purposes of making the Insured Payments for which a claim was made. Such amounts shall be disbursed by the Indenture Trustee to Noteholders in the same manner as principal and interest payments are to be made with respect to the Notes under Sections regarding payment of Notes hereof. It shall not be necessary for such payments to be made by checks or wire transfers separate from the check or wire transfer used to pay Insured Payments with other funds available to make such payments. However, the amount of any payment of principal of or interest on the Notes to be paid from the Policy Payments Account shall be noted as provided in (d) below in the Payment Statement to be furnished to Noteholders. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

            (c) Any funds received by the Indenture Trustee as a result of any claim under the Guaranty Policy shall be applied by the Indenture Trustee, subject to Section 3.03 of the Indenture, together with the funds, if any, to be withdrawn from the Note Payment Account, directly to the payment in full of the Insured Payments due on the Notes (including Notes held for the Indenture Trustee's own account). Funds received by the Indenture Trustee as a result of any claim under the Guaranty Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Noteholders and may not be applied to satisfy any costs, expenses or liabilities of the Indenture Trustee. Any funds remaining in the Policy Payments Account following a Payment Date shall promptly be remitted to the Securities Insurer except for funds held for the payment of Noteholders pursuant to Section 3.03 of the Indenture.

            (d) The Indenture Trustee shall keep a complete and accurate record of all funds deposited by the Securities Insurer into the Policy Payments Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Securities Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Indenture Trustee.

            (e) Subject to and conditioned upon payment of any interest or principal with respect to the Notes by or on behalf of the Securities Insurer, the Indenture Trustee shall assign to the Securities Insurer all rights to the payment of interest or principal on the Notes which are then due to the extent of all payments made by the Securities Insurer and the Securities Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent it has made a principal payment pursuant to the Guaranty Policy. The Indenture Trustee agrees that the Securities Insurer shall be subrogated to all of the rights to payment of the Noteholders or in relation thereto to the extent that any payment of principal or interest was made to such Holders with payments made under the Guaranty Policy by the Securities Insurer.

            (f) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any scheduled payment of principal of or interest on a Note has been voided in whole or in part as a Preference Amount, the Indenture Trustee shall so notify the Securities Insurer, shall comply with the provisions of the Guaranty Policy to obtain payment by the Securities Insurer of such voided scheduled payment, and shall, at the time it provides notice to the Securities Insurer, notify, by mail to Noteholders that, in the event that any Noteholder's scheduled payment is so recovered, such Noteholders will be entitled to payment pursuant to the terms of the Guaranty Policy, a copy of which shall be made available through the Indenture Trustee, the Securities Insurer or the fiscal agent, if any, and the Indenture Trustee shall furnish to the Securities Insurer or its fiscal agent, if any, its records evidencing the payments of principal of and interest on the Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made.

            (g) The Indenture Trustee shall promptly notify the Securities Insurer of either of the following as to which it has actual knowledge: (i) the commencement of any proceeding by or against the Depositor or the Issuer commenced under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, the Notes. Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, so long as a Securities Insurer Default shall not have occurred and be continuing, the Securities Insurer may at any time during the continuation of any Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the Securities Insurer but subject to reimbursement as provided in the Insurance Agreement and (iii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth (i) hereinbelow, the Securities Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law the rights of the Indenture Trustee and each Noteholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court under issued in connection with any such Insolvency Proceeding.

            (h) The Indenture Trustee shall furnish to the Securities Insurer or its fiscal agent its records evidencing the payments of principal of and interest on the Notes which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made.

            (i) Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Notes which is made with moneys received pursuant to the terms of the Guaranty Policy shall not be considered payment by the Issuer, shall not discharge the Issuer in respect of its obligation to make such payment and shall not result in the payment of or the provision for the payment of the principal of or interest on the Notes within the meaning of Section 4.01 of the Indenture. The Issuer and the Indenture Trustee acknowledge that without the need for any further action on the part of the Securities Insurer, the Issuer, or the Indenture Trustee (i) to the extent the Securities Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders, the Securities Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from the Issuer, and (ii) Noteholders shall be paid such principal and interest in their capacity as Noteholders but only from the sources and in the manner provided herein for the payment of such principal and interest.

            Section 5.02 Certificate Distribution Account. (a) Establishment of Certificate Distribution Account. No later than the Closing Date, the Master Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained with the Indenture Trustee for the benefit of the Owner Trustee, on behalf of the Issuer and the Certificateholders, one or more Certificate Distribution Accounts (collectively, the "Certificate Distribution Account"), which shall be separate Eligible Accounts and may be interest-bearing, entitled "Certificate Distribution Account, __________________, as Indenture Trustee, in trust for the _______ Home Loan Owner Trust Series 200_-_". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.03 hereof.

            (b) Deposits to and Distributions from Certificate Distribution Account. On each Payment Date the Indenture Trustee shall withdraw from the Note Payment Account all amounts required to be deposited into the Certificate Distribution Account with respect to such Payment Date pursuant to Section 5.01(c)(ii) hereof and, on behalf of the Owner Trustee, shall deposit such amounts into the Certificate Distribution Account. The Indenture Trustee shall make payments of all remaining amounts on deposit in the Note Payment Account to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal thereof and interest thereon in accordance with Section 5.01(d) and (e) hereof. The Indenture Trustee, on behalf of the Owner Trustee, shall distribute all amounts on deposit in the Certificate Distribution Account to the holders of the Residual Interest Certificates. The Indenture Trustee, on behalf of the Owner Trustee, also shall withdraw from the Certificate Distribution Account any amount not required to be deposited in the Certificate Distribution Account or deposited therein in error.

            (c) Distributions on the Residual Interest Certificates. All distributions made on the Residual Interest Certificates on each Payment Date will be made pro rata among the holders of the Residual Interest Certificates of record on the next preceding Record Date based on their percentage holdings in the Residual Interest, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Residual Interest Certificate in an original denomination aggregating at least a 50% holding of the Residual Interest and shall have so notified the Indenture Trustee at least 5 Business Days prior thereto, and otherwise by check mailed to the address of such Residual

Interest holder appearing in the Certificate Register. The final distribution on each Residual Interest Certificate will be made in like manner, but only upon presentment and surrender of such Residual Interest Certificate at the location specified in the notice to holders of the Residual Interest Certificates of such final distribution. Any amount distributed to the holders of the Residual Interest Certificates on any Payment Date shall not be subject to any claim or interest of holders of the other Notes.

            Section 5.03 Trust Accounts; Trust Account Property. (a) Control of Trust Accounts. Each of the Trust Accounts (or interests therein) established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. Subject to Sections 5.01 and 5.02 hereof, the Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency and the Securities Insurer may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

            With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders, the Securities Insurer and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

            In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder shall also be subject to and established and maintained in accordance with the Owner Trust Agreement. Subject to rights of the Indenture Trustee, the Noteholders and the Securities Insurer hereunder and under the Indenture, the Owner Trustee shall possess for the benefit of the Certificateholders and the Securities Insurer all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Indenture Trustee, the Noteholders and the Securities Insurer, the Owner Trustee agrees, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee for the benefit of the Issuer and the parties entitled to payments and distributions therefrom, including, without limitation, the Certificateholders and the Securities Insurer, and the Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with Section 5.01(c)(ii) hereof shall also be made for the benefit of the Indenture Trustee

(including without limitation with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation, to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee fails to distribute such amounts in accordance with subsections (b) and (c) of Section 5.02.

            In accordance with Section 5.01 and 5.02 hereof, the Servicer or the Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Master Servicer or the Issuer to carry out their respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out their respective duties herein or under the Indenture or the Owner Trust Agreement, as applicable.

            (1) Investment of Funds. So long as no Master Servicer Event of Default shall have occurred and be continuing, the funds held in any Trust Account may be invested (to the extent practicable) in Permitted Investments, as directed by the Master Servicer. Any directions for investment of funds in any Trust Account shall be made in writing or by telephone or facsimile transmission with confirmation in writing. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Payment Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to subsection (a)(2) of this Section. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee. All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of ______________, as Indenture Trustee, in trust for the _________ Home Loan Asset Backed Notes, Series 200_-_. While the Indenture Trustee holds the Certificate Distribution Account, on behalf of the Owner Trustee, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name _______________, on behalf of the Owner Trustee, in trust for the _________ Home Loan Asset Backed Notes, Series 200_-_.

            (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee, respectively, to perform in accordance with this Section 5.03 hereof or the Indenture Trustee is the obligor under the Permitted Investment and has defaulted thereon.

            If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Master Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) into such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account shall be the income of the Issuer (or, when there is a single beneficial owner of a Residual Interest Certificate, such owner), and for federal and state income tax purposes the Issuer (or such single beneficial owner) shall be the owner (or beneficial owner in the case of the Collection Account).

            (b) No Liability for Losses. Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

            (c) Delivery of Trust Account Property. With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

                  (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; [and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;]

                  (2) any Trust Account Property that constitutes property within clause (a) of the definition of "Delivery" in Section 1.1 hereof shall be delivered to and maintained by the Indenture Trustee in accordance with the definition of "Delivery" in Section 1.1 hereof and shall be held, pending maturity or disposition, solely by or on behalf of the Indenture Trustee; and

                  (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered to and maintained by the Indenture Trustee in accordance with the definition of "Delivery" in Section 1.1 hereof.

            Section 5.04 Allocation of Losses. In the event that Net Liquidation Proceeds, Property Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Home Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Home Loan, such Net Liquidation Proceeds, Property Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first, to interest accrued at the Home Loan Interest Rate and, then, to principal.


                                   ARTICLE VI

                       STATEMENTS AND REPORTS; WITHHOLDING

            Section 6.01 Statements. (a) No later than each Determination Date, the Master Servicer shall cause the Servicer to deliver to the Indenture Trustee and the Master Servicer by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer's Monthly Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e., "________ Home Loan Owner Trust 200_-_"), the Series designation of the Notes (i.e., "Series 200_-_") and the date of this Agreement, all in substantially the form set out in Exhibit B hereto. Furthermore, Master Servicer shall cause the Servicer to deliver to the Master Servicer and the Indenture Trustee no later than each Determination Date, a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee or the Master Servicer may reasonably require. The Master Servicer shall also cause the Servicer to deliver any Loan Liquidation Reports pursuant to Section 4.10(a) hereof.

            (b) On each Payment Date, Indenture Trustee shall distribute, based on information provided by the Servicer, a monthly statement (the "Payment Statement") to the Depositor, the Securities Insurer, the Master Servicer, the Securityholders and the Rating Agencies, stating the date of original issuance of the Notes (day, month and year), the name of the Issuer (i.e., "_______ Home Loan Owner Trust 200_-_"), the Series designation of the Notes (i.e., "Series 200_-_"), the date of this Agreement and the following information:

                  (1) the Available Collection Amount, Available Payment Amount, the Regular Payment Amount and the Excess Spread for the related Payment Date;

                  (2) the Note Principal Balance of the Notes before and after giving effect to payments made to the holders of such Notes on such Payment Date, and the Pool Principal Balance as of the first and last day of the related Due Period;

                  (3) the Note Factor with respect to the Notes then outstanding;

                  (4) the amount of principal, if any, and interest to be distributed to the Notes on the related Payment Date;

                  (5) the Note Interest Rate and Noteholders' Interest Carry-Forward Amount, if any, on the related Payment Date;

                  (6) as of such Payment Date, the Overcollateralization Amount, the Overcollateralization Target Amount and any Overcollateralization Deficiency Amount or any Overcollateralization Reduction Amount, and any such amount to be distributed to the Noteholders or the holders of the Residual Interest on such Payment Date;

                  (7) the Master Servicer Compensation, the Servicing Compensation, the Indenture Trustee Fee, and the Guaranty Insurance Premium, for such Payment Date;

                  (8) as of such Payment Date, the Net Loan Losses incurred during the related Due Period, the cumulative Net Loan Losses as of such Payment Date;

                  (9) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans;

                  (10) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings and the percent of the aggregate Principal Balances of such

      Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                  (11) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                  (12) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                  (13) during the related Due Period (and cumulatively, from the Closing Date through the most current Due Period), the number and aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans,
      (C) that became Deleted Home Loans pursuant to Section 3.05 hereof as a result of such Deleted Home Loans being Defective Home Loans, and (D) that became Deleted Home loans pursuant to Section 3.05 hereof as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default;

                  (14) the scheduled principal payments and the principal prepayments received with respect to the Home Loans during the Due Period;

                  (15) the number and aggregate Principal Balance of Home Loans that were 30, 60 or 90 days Delinquent as of the close of business on the last day of the related Due Period and the Six Month Average Delinquency, the Three-Month Average Annualized Losses and the cumulative Realized Losses;

                  (16) the amount of any Insured Payment included in the amounts distributed to the Noteholders on such Payment Date; and

                  (17) the amount of any Securities Insurer Reimbursement Amount to be paid to the Securities Insurer on such Payment Date and the amount of any Securities Insurer Reimbursement Amount remaining unsatisfied following such payment.

            In the case of information furnished to Noteholders pursuant to subclause (b)(4) of this Section 6.01, the amounts shall be expressed as a dollar amount per Note with a $1,000 Denomination.

            All reports prepared by the Indenture Trustee of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer. In no event shall the Indenture Trustee be obligated to provide information required pursuant to this

Section 6.01(b) if it has not timely received the necessary information form the Servicer to provide such information.

            (c) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a Noteholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (b) of this Section 6.01, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder.

            (d) On each Payment Date, the Indenture Trustee shall forward to The Depository Trust Company and to the holders of the Residual Interest Certificates a copy of the Payment Statement in respect of such Payment Date and a statement setting forth the amounts actually distributed to such holders of the Residual Interest Certificates on such Payment Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

            (e) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a holder of Residual Interest Certificates, if requested in writing by such Person, a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest Certificates.

            (f) The Indenture Trustee shall forward to each Noteholder and each holder of a Residual Interest Certificate, during the term of this Agreement, such periodic, special or other reports, including information tax returns or reports required with respect to the Notes and the Residual Interest Certificates, as shall be necessary, reasonable, or appropriate with respect to the Noteholders or the holders of Residual Interest Certificates, or otherwise with respect to the purposes of this Agreement, all such reports or information in the case of the Residual Interest Certificates to be provided by and in accordance with such applicable instructions and directions as the Majority Residual Interestholders may reasonably require.

            (g) The Master Servicer promptly shall notify each Rating Agency if the Securities Insurer waives or changes the Overcollateralization Target Amount, the OC Trigger Increase Event, the Spread Squeeze Amount or the Step Down Test.

            (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee, to the Master Servicer and the Securities Insurer pursuant to this Agreement shall be deemed confidential and of a proprietary nature and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Transferor or the Servicer or for any other purpose except as set forth in this Agreement.

            Section 6.02 Withholding. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local laws, with respect to the withholding from any payments made to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been paid to the Noteholders for all purposes of this Agreement or the Indenture.


                                  ARTICLE VII

                          GENERAL SERVICING PROCEDURES

            Section 7.01 Servicing Advances. The Master Servicer shall cause the Servicer to make Servicing Advances under Section 6.7 of the Servicing Agreement. The Indenture Trustee shall make any Servicing Advance that the Servicer fails to make. The Indenture Trustee shall be reimbursed for funds so advanced out of Servicing Compensation on subsequent Payment Dates.

            Section 7.02 Release of Home Loan Files(a) . If with respect to any Home Loan:

            (i) the outstanding Principal Balance of such Home Loan plus all interest accrued thereon shall have been paid;

            (ii) the Servicer shall have received, in escrow, payment in full of such Home Loan in a manner customary for such purposes;

            (iii) such Home Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Home Loan has been conveyed to the Owner Trustee pursuant to Section 3.05 hereof;

            (iv) such Home Loan or the related Foreclosure Property has been sold in connection with the termination of the Issuer pursuant to Section
      11.01 hereof; or

            (v) such Home Loan is a Defaulted Home Loan or a Liquidated Home Loan that is liquidated or disposed of or the related Foreclosure Property has been sold.

then in each such case, an Officer's Certificate of the Servicer pursuant to
Section 4.5 of the Servicing Agreement to the effect that the Servicer has complied with all of its obligations under this Agreement and the Servicing Agreement with respect to such Home Loan and requesting that the Custodian release to the Servicer the related Indenture Trustee's Home Loan File. Upon the receipt of such Officer's Certificate, the Custodian shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the applicable Custodian to release (unless such Indenture Trustee's Home Loan File has previously been released), the related Indenture Trustee's Home Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Home Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

            (b) If a temporary release of the Indenture Trustee's Home Loan File is necessary or appropriate for the servicing (which may include any modification or foreclosure) of any Home Loan, then upon the request of the Servicer pursuant to Section 3(b) of the

Custodial Agreement the Custodian shall release the related Indenture Trustee's Home Loan File (or any requested portion thereof) to the Servicer.

            Section 7.03 Servicing Compensation As compensation for its services under the Servicing Agreement, the Servicer shall be entitled to receive from the Collection Account the Servicing Fee, out of which the Servicer shall pay any subservicing fees to any subservicer. Additional servicing compensation in the form of assumption fees, 80% of late charges collected, modification fees, and other administrative fees, insufficient funds charges shall be part of the Servicing Compensation payable to the Servicer hereunder and under Section 8.1 of the Servicing Agreement and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to Section 5.01(b)(1) hereof or, if deposited in the Collection Account, as part of the Servicing Compensation withdrawn from the Collection Account or Note Payment Account.

            The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and under the Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided for herein or in Section 8.1 thereof.

            Section 7.04 Statement as to Compliance and Financial Statements. The Master Servicer will deliver or cause to be delivered to the Indenture Trustee, the Owner Trustee, the Depositor, the Securities Insurer, the Master Servicer and the Rating Agencies not later than 90 days following the end of each fiscal year of the Servicer (beginning with the fiscal year 200_), an Officer's Certificate, required under Section 7.2 of the Servicing Agreement, stating that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement and the Servicing Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and the Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and what action the Servicer proposes to take with respect thereto.

            Contemporaneously with the submission of the Officer's Certificate required by the preceding paragraph, the Master Servicer shall deliver or cause to be delivered to the Indenture Trustee, the Securities Insurer, the Master Servicer and the Owner Trustee a copy of the Servicer's annual audited financial statements prepared in the ordinary course of business. The Master Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

            The Master Servicer shall also cause the Servicer to furnish and certify to the requesting party such other information as to (i) the Servicer's organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) the Servicer's financial condition,
(iii) the Home Loans and (iv) the performance of the obligations of any subservicer under the any subservicing agreements, in each case as the Indenture Trustee, the Owner Trustee, the Master Servicer, the Securities Insurer or the Depositor may reasonably request from time to time.

            Section 7.05 Independent Public Accountants' Servicing Report. Not later than 90 days following the end of each fiscal year of the Servicer (beginning with fiscal year 200_), the Master Servicer shall require that the Servicer comply with Section 7.3 of the Servicing Agreement and cause any nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Indenture Trustee, the Owner Trustee, the Rating Agencies, the Securities Insurer, the Master Servicer and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Home Loans under this Agreement, the Servicing Agreement or of mortgage loans under pooling or sale and servicing agreements (including the Home Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling or sale and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling or sale and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Attestation Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related subservicer.

            Section 7.06 Reports to the Indenture Trustee; Collection Account Statements. If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Master Servicer shall cause the Servicer to forward to the Indenture Trustee, the Securities Insurer and the Master Servicer, a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1) hereof, the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(b)(2) and (3) hereof, in each case, for the related Due Period.

            Section 7.07 Financial Statements and Records of Servicer. The Master Servicer shall require that the Servicer agree to provide the books, records or information, and/or access thereto, of the types required of the Master Servicer in Sections 9.07 and 9.08 herein, to the Indenture Trustee, the Owner Trustee, the Depositor, the Securities Insurer and each of their respective agents, upon terms substantially similar to the terms set forth in Sections 9.07 and 9.08.

                                  ARTICLE VIII

                                   (RESERVED)

                                   ARTICLE IX

                               THE MASTER SERVICER

            Section 9.01 Indemnification; Third Party Claims (a) The Master Servicer shall indemnify the Transferor, the Owner Trustee, the Issuer, the Depositor, the Securities Insurer and the Indenture Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Master Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Master Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement.

            (b) The Transferor, the Depositor, the Owner Trustee, the Securities Insurer or the Indenture Trustee, as the case may be, shall promptly notify the Master Servicer if a claim is made by a third party with respect to a breach of any of the Master Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Master Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement. The Master Servicer shall promptly notify the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Depositor of any claim of which it has been notified pursuant to this Section 9.01 by a Person other than the Depositor, and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

            (c) The Master Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Master Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Master Servicer, (ii) the Master Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Master Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Master Servicer. The Master Servicer shall not be liable for any settlement of any such claim or action unless the Master Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section 9.01 shall relieve the Master Servicer of liability only if such failure is materially prejudicial to the position of the Master Servicer and then only to the extent of such prejudice.

            (d) The provisions of this Section 9.01 shall survive the replacement of the Master Servicer; provided, that no successor master servicer shall be liable for (or required to indemnify any party for) any act or omission of any predecessor master servicer.

            Section 9.02 Merger or Consolidation of the Master Servicer. The Master Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its authorization or qualification to do business as a foreign corporation and maintain, or cause an affiliate approved by the other parties hereto to maintain, such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement; provided, however, that the Master Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

            With the consent of the Securities Insurer, any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be an Eligible Servicer and shall be the successor of the Master Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Master Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Owner Trustee, the Securities Insurer, the Servicer and the Issuer.

            Section 9.03 Limitation on Liability of the Master Servicer and Others. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 hereof, the Master Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Master Servicer's duty to service the Home Loans in accordance with this Agreement.

            Section 9.04 Master Servicer Not to Resign; Assignment. The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Owner Trustee, the Securities Insurer and Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Master Servicer) to the Owner Trustee, the Securities Insurer and the Indenture Trustee. No resignation of the Master Servicer shall become effective until a successor master servicer appointed by the Depositor and acceptable to the Rating Agencies, the Securities Insurer and the Indenture Trustee shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

            Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

            The Master Servicer agrees to cooperate with any successor master servicer in effecting the transfer of the Master Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this
Section 9.04.

            Section 9.05 [Reserved.]

            Section 9.06 Relationship of Master Servicer to the Issuer and the Indenture Trustee. The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

            Section 9.07 Master Servicer May Own Securities Each of the Master Servicer and any Affiliate of the Master Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Master Servicer or an Affiliate thereof except as otherwise specifically provided herein. Securities so owned by or pledged to the Master Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Master Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Master Servicer shall notify the Indenture Trustee and the Securities Insurer promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

            Section 9.08 Right to Examine Master Servicer Records. The Indenture Trustee, the Owner Trustee, the Depositor, the Securities Insurer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Master Servicer (including, without limitation, the Servicer), whether held by the Master Servicer or by another on behalf of the Master Servicer, which may be relevant to the performance or observance by the Master Servicer of the terms, covenants or conditions of this Agreement. In the case of the supervisory agents and examiners of the Issuer, the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Securityholders, access to the documentation regarding the Home Loans required by applicable state and federal regulations shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

            The Master Servicer also agrees to make available on a reasonable basis to the Depositor, the Securityholders or any prospective Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor, the Securityholders and any prospective Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

            Each Securityholder, the Indenture Trustee, the Securities Insurer, the Master Servicer and the Owner Trustee agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

            Section 9.09 Financial Statements The Master Servicer understands that, in connection with the transfer of the Notes, Noteholders and the Securities Insurer may request that the Master Servicer make available to the Noteholders and to prospective Noteholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.


                                   ARTICLE X

                                     DEFAULT

            Section 10.01 Master Servicer Events of Default. (a) Master Servicer Event of Default. A Master Servicer Event of Default shall include the occurrence and continuation of one or more of the following:

            (i) (1) Any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) hereof any payments in respect of the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; (2) any failure of the Servicer to pay when due any amount payable by it under the Servicing Agreement or this Agreement; or (3) the occurrence and continuance of any other Servicer Event of Default (as defined in Exhibit E hereto) which Servicer Event of Default continues unremedied for a period of 30 days after the date on which a Notice of Default requiring such failure to be remedied shall have been given (a) to the Servicer and the Master Servicer by the Indenture Trustee, or the Securities Insurer, or (b) to the Servicer, the Master Servicer, the Indenture Trustee, the Owner Trustee and the Securities Insurer by the Majority Noteholders.

            (ii) The failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which a Notice of Default requiring such failure to be remedied shall have been given (a) to the Master Servicer by the Indenture Trustee, the Owner Trustee or the Securities Insurer, or (b) to the Master Servicer, the Indenture Trustee, the Owner Trustee and the Securities Insurer by the Majority Noteholders.

            (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days.

            (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property.

            (v) The Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

            (vi) The Majority Noteholders and the Securities Insurer, collectively, or the Securities Insurer, individually, shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, and shall give the Master Servicer a Notice of Default, that:

                  (1) the Master Servicer or Servicer has experienced a material adverse change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects; or

                  (2) the Master Servicer or Servicer or any of their subsidiaries or parent has defaulted on any of its material obligations; or

                  (3) the Master Servicer is no longer able to discharge its duties under this Agreement or the Servicer is no longer able to discharge its duties under the Servicing Agreement; or

                  (4) the Master Servicer has ceased to conduct its business in the ordinary course;

provided, however, that the Master Servicer shall have five Business Days from the receipt of such Notice of Default to cure such Master Servicer Event of Default by providing the foregoing parties with written assurances that, in a reasonable and good faith manner, substantiate the financial and operational well-being of the Master Servicer or Servicer, as appropriate, and adequately refute the occurrence of a material adverse change, including, without limitation, information, reports or written assurances obtained from certain of its lenders or lenders to the Servicer.

            (vii) An event of default has occurred and is continuing under the Indemnification Agreement.

            (b) Remedies. If a Servicer Event of Default (as defined in Exhibit E hereto) shall occur and be continuing or the Servicer's term of service has not been renewed pursuant to Section 3 of the Servicing Agreement, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Securities Insurer or the Indenture Trustee, the Owner Trustee or the Majority Noteholders, by a Notice of Default to the Master

Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, with the consent of the Securities Insurer may require the Master Servicer to terminate all the rights and obligations of the Servicer under the Servicing Agreement and in and to the Home Loans and the proceeds thereof, as servicer under the Servicing Agreement. Upon termination of the Servicer following such Notice of Default, all authority and power of the Servicer under the Servicing Agreement, whether with respect to the Home Loans or otherwise, shall, at the direction of the Securities Insurer, pass to, be transferred to, and be vested in either: (1) a successor servicer acceptable to the Securities Insurer; or (2) the Master Servicer, or (3) the Indenture Trustee. If a Master Servicer Event of Default shall occur and be continuing, then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, the Securities Insurer or the Indenture Trustee, or the Majority Noteholders, by a Notice of Default to the Master Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, with the consent of the Securities Insurer, may terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as Master Servicer under this Agreement. Upon termination of the Master Servicer following such Notice of Default, all authority and power of the Master Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, at the direction of the Securities Insurer pass to, be transferred to, and be vested in either: (1) a successor master servicer reasonably acceptable to the Securities Insurer; or (2) the Indenture Trustee.

            Upon the termination of the Master Servicer and transfer to a successor, master servicer, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Master Servicer agrees to cooperate with the successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder.

            Section 10.02 [Reserved].

            Section 10.03 Waiver of Defaults. The Securities Insurer, and the Majority Noteholders may with prior consent of the Securities Insurer, on behalf of all Noteholders, waive any events permitting removal of the Servicer or Master Servicer pursuant to this Article X; provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note or distribution on a Residual Interest Certificate without the consent of the related Noteholder or holder of the Residual Interest Certificate. Upon any waiver of a past default, such default shall cease to exist and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

            Section 10.04 Accounting Upon Termination of Master Servicer. Upon termination of the Master Servicer under this Article X, the Master Servicer shall, at its own expense execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of master servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer under this Agreement.


                                   ARTICLE XI

                                   TERMINATION

            Section 11.01 Termination. This Agreement shall terminate upon notice to the Indenture Trustee of either:

            (a) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Servicer, the Indenture Trustee, the Owner Trustee, the Issuer, the Master Servicer, the Securities Insurer and any Custodian; or

            (b) the mutual consent of the Servicer, the Master Servicer, the Depositor, the Transferor, the Securities Insurer and all Securityholders in writing.

            Section 11.02 Optional Termination. On or after any Payment Date on which the Pool Principal Balance declines to 10% or less of the Original Pool Principal Balance, then the Majority Residual Interestholders may, at their option, effect an early termination of the Issuer. On or after any Payment Date on which the Pool Principal Balance declines to 5% or less of the Original Pool Principal Balance, then the Securities Insurer or the Master Servicer may, at their respective options, effect an early termination of the Issuer. The Majority Residual Interestholders, the Securities Insurer or the Master Servicer, as applicable, shall effect such early termination by providing prior notice thereof to the Servicer, the Indenture Trustee, the Master Servicer, the Securities Insurer and Owner Trustee and by purchasing all of the Home Loans from the Issuer at a purchase price, payable in cash, equal to or greater than the Termination Price. The expense of any Independent appraiser required under this Section 11.02 shall be a nonreimbursable expense of Majority Residual Interestholders, the Securities Insurer or the Master Servicer, as applicable.

            Any such early termination by the Majority Residual Interestholders, the Securities Insurer or the Master Servicer, as applicable, shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(1) hereof and any amounts withdrawn therefrom by the Indenture Trustee pursuant to Section 5.01(b)(3) hereof) shall be transferred to the Note Payment Account pursuant to Section 5.01(b)(2) hereof for payment to Noteholders and the Securities Insurer on the succeeding Payment Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such final

Payment Date shall belong to the purchaser thereof or the Securities
Insurer, as applicable. For purposes of calculating the Available Payment Amount for such final Payment Date, amounts transferred to the Note Payment Account immediately preceding such final Payment Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to Section 5.01(d) and (e) hereof.

            Section 11.03 Notice of Termination. Notice of termination of this Agreement or of early redemption and termination of the Issuer shall be sent (i) by the Indenture Trustee to the Noteholders and the Securities Insurer in accordance with Section 10.02 of the Indenture and (ii) by the Owner Trustee to the Certificateholders in accordance with Section 9.1(d) of the Owner Trust Agreement.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            Section 12.01 Acts of Noteholders. Except as otherwise specifically provided herein, whenever action, consent or approval of the Noteholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

            Section 12.02 Amendment. (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Transferor, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, but with the consent of the Securities Insurer, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Noteholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Noteholders if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment obtains the Ratings Confirmation with respect to such amendment.

            (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Transferor, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders and the Securities Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Note, without the consent of the holders of 100% of the Notes affected thereby and the Securities Insurer,
(ii) adversely affect in any material respect the interests of the holders of any of the Notes or the Securities Insurer in any manner other than as described in clause (i), without the consent of the holders of 100% of such Notes or the Securities Insurer, or (iii) reduce the percentage of any of the Notes, the consent of which is required for any such amendment, without the consent of the holders of 100% of such Notes and the Securities Insurer.

            (c) It shall not be necessary for the consent of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

            Section 12.03 Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders or the Securities Insurer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Home Loans.

            Section 12.04 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

            Section 12.05 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

            Section 12.06 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to:

            (a) in the case of the Depositor,
[________________________________], [200 Park Avenue, New York, New York 10166],
Attention: [___________], or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor;

            (b) in the case of the Issuer, at ________ Home Loan Owner Trust 200_-_, c/o [______________________], [_____________________], Attention:
[____________], or such other address as may hereafter be furnished to the Securityholders and the other parties hereto;

            (c) in the case of the Transferor and Master Servicer, _________ _________, [_________________], Attention: [___________], or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor;

            (d) in the case of the Indenture Trustee, _______,____________________ ________________________;

            (e) in the case of the Securityholders, as set forth in the applicable Note Register;

            (f) [in the case of a claim under the Guaranty Policy, _______________ ____________________________, or such other address as may be furnished to the Securityholders and the other parties hereto in writing by the Securities Insurer];

            (g) [in the case of the Securities Insurer, ______________________,
Attention: [ ] (_________ Home Loan Asset Backed Notes, Series 200_-_);] or

            (h) in the case of the Servicer, to
_________________________________ _______________, Attention: _____________,
_________ Series 200_-_; provided that during the period that the Master Servicer is acting as Servicer, notices shall be sent to the Master Servicer.

            Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

            Section 12.07 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

            Section 12.08 No Partnership. Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

            Section 12.09 Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

            Section 12.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Depositor, the Indenture Trustee, the Issuer, the Noteholders, the Securities Insurer, the Master Servicer and their respective successors and permitted assigns.

            Section 12.11 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            Section 12.12 Actions of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer, the Indenture Trustee or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer, the Indenture Trustee and the Issuer if made in the manner provided in this Section 12.12.

            (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner, which the Depositor, the Servicer, the Indenture Trustee or the Issuer deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer, the Indenture Trustee, the Securities Insurer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

            (d) The Depositor, the Servicer, the Indenture Trustee or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

            Section 12.13 Reports to Rating Agencies. (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

            (i) copies of amendments to this Agreement;

            (ii) notice of any substitution or repurchase of any Home Loans;

            (iii) notice of any termination, replacement, succession, merger or consolidation of the Servicer, the Master Servicer, any Custodian or the Issuer;

            (iv) notice of final payment on the Notes;

            (v) any Notice of Default;

            (vi) copies of the annual independent accountants' report delivered pursuant to Section 7.05 hereof, and copies of any compliance reports delivered by the Servicer including under Section 7.04 hereof; and

            (vii) copies of any Payment Date Statement pursuant to Section 6.01(b) hereof.

            (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies, such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's Ratings Services, 55 Water Street, New York, New York, 10041,
Attention: Residential Mortgage Surveillance Group; and (ii) if to Moody's Investors Service, Inc., 99 Church Street, Pass-Through Group, New York, New York 10007, Attention: Residential Mortgage.

            Section 12.14 Holders of the Residual Interest Certificates. (a) Any sums to be distributed or otherwise paid hereunder or under the Owner Trust Agreement to the holders of the Residual Interest Certificates shall be paid to such holders pro rata based on their percentage holdings in the Residual Interest;

            (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest Certificates, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Residual Interest in aggregate.

            Section 12.15 [Grant of Noteholder Rights to Securities Insurer. In consideration for the guarantee of the Insured Securities by the Securities Insurer pursuant to the Guaranty Policy, and by acceptance of an Insured Security, the Noteholders hereby grant to the Securities Insurer the right to act as the holder of 100% of the outstanding Insured Securities for the purpose of exercising the rights of the holders of the Insured Securities under this Agreement, without the consent of any such Noteholders, including the voting rights of such holders, but excluding those rights requiring the consent of all such holders under Section 12.02(b), and any rights of such holders to payments under Section 5.01 (d) and (e) hereof and under Section 8.02(c) of the Indenture; provided that the preceding grant of rights to the Securities Insurer by the Noteholders shall be subject to Section 12.17 hereof. The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Majority Noteholders hereunder will terminate at such time as the Principal Balance of Insured Securities have been reduced to zero and the Securities Insurer has been paid the Securities Insurer Reimbursement Amount in full and all other amounts owed under the Guaranty Policy and Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.]

            Section 12.16 Third Party Beneficiary. The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

            Section 12.17 [Suspension and Termination of Securities Insurer's Rights. (a) During the continuation of a Securities Insurer Default, the rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Majority Noteholders; provided, however, that the Securities Insurer shall be entitled to any payments of the Securities Insurer Reimbursement Amount, and the Securities Insurer shall retain those rights under Section 11.01 to consent to the termination of this Agreement and Section 12.02 to consent to any amendment of this Agreement.

            (b) At such time as either (i) the Principal Balances of the Insured Securities have been reduced to zero or (ii) the Guaranty Policy has been terminated, and in either case of (i) or (ii) the Securities Insurer has been paid the Securities Insurer Reimbursement Amount in full and all other amounts owed under the Guaranty Policy and the Insurance Agreement (and the

Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Noteholders (including in certain instances the Majority Noteholders) shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Noteholders (including the Majority Noteholders).]


                                  ARTICLE XIII
                          COMPLIANCE WITH REGULATION AB

      Section 13.01 Definitions.

            When used within this Article, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Commission: The United States Securities and Exchange Commission.

            Company: The Transferor and Master Servicer

            Company Information: As defined in Section 13.08(a).

            Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            Exchange Act. The Securities Exchange Act of 1934, as amended.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

            Reconstitution: Any Securitization Transaction or Whole Loan
Transfer.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended.

            Securitization Transaction. Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

            Servicer: As defined in Section 13.03(c).

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            Static Pool Information: Static pool information as described in
Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

            Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

            Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

            Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

            Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

      Section 13.02 Intent of the Parties; Reasonableness.

            The Purchaser and the Company acknowledge and agree that the purpose of Article 13 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

            Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

            The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

      Section 13.03 Additional Representations and Warranties of the Company.

      (a) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section [ ].03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

      (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section [ ].03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

      Section 13.04 Information to Be Provided by the Company.

            In connection with any Securitization Transaction the Company shall
(i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

      (a) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

            (i) the originator's form of organization;

            (ii) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

            (iii) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer; and

            (iv) a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                  (1)   the sponsor;
                  (2)   the depositor;
                  (3)   the issuing entity;
                  (4)   any servicer;
                  (5)   any trustee;
                  (6)   any originator;
                  (7)   any significant obligor;
                  (8)   any enhancement or support provider; and
                  (9)   any other material transaction party.

      (b) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

            Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

            If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

      (c) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

            (i) the Servicer's form of organization;

            (ii) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                  (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                  (2) the extent of outsourcing the Servicer utilizes;

                  (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                  (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                  (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

            (iii) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

            (iv) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

            (v) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

            (vi) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

            (vii) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

            (viii) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

      (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator and
(B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

      (e) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least [15] calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

      (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB and to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Company under this Agreement, commencing with the first such report due in connection with the applicable Securitization Transaction.

      Section 13.05 Servicer Compliance Statement.

            On or before March [1] of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      Section 13.06 Report on Assessment of Compliance and Attestation.

      (a) On or before March [1] of each calendar year, commencing in 2007, the Company shall:

            (1) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit [B] hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (2) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (3) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 13.07(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

            (4) if requested by the Purchaser or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit [A].

            The Company acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

      (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 13.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit [B] hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 13.06(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 13.06.

      Section 13.07 Use of Subservicers and Subcontractors.

            The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

      (a) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 13.03, 13.04(c) and (e), 13.05,13.06 and 13.08 of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 13.04(d) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 13.05, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 13.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 13.06 as and when required to be delivered.

      (b) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 13.06 and 13.08 of this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.06, in each case as and when required to be delivered.

      Section 13.08 Indemnification; Remedies.

      (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, the Depositor and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (1)(i) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this
      Article 13 by or on behalf of the Company, or provided under this Article 13 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (ii) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

            (2) any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 13, including (except as provided below) any failure by the Company to identify pursuant to Section 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

            (3) any breach by the Company of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to Section 13.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 13.03(b) to the extent made as of a date subsequent to such closing date.

            In the case of any failure of performance described in clause
(a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

      (b) (1) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 13, or any breach by the Company of a representation or warranty set forth in
Section 13.03(a) or in a writing furnished pursuant to Section 13.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 13.03(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

            (2) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 13.05 or 13.06, including any failure by the Company to identify pursuant to Section 13.07(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

            Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

            (3) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

            IN WITNESS WHEREOF, the Issuer, the Depositor, the Transferor, the Servicer, the Master Servicer and the Indenture Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.


                                       _________ HOME LOAN OWNER TRUST SERIES
                                          200_-_, as Issuer


                                       By:[____________________________], not
                                          in its individual capacity but
                                          solely as Owner Trustee




                                       By:____________________________________
                                          Name:
                                          Title:


                                       [________________________________], as
                                          Depositor



                                       By:____________________________________
                                          Name:
                                          Title:


                                       _________ _________, as Transferor and
                                          Master      Servicer



                                       By:____________________________________
                                          Name:
                                          Title:

                                       _________, not in its individual
                                          capacity but solely as Indenture
                                          Trustee



                                       By:____________________________________
                                          Name:
                                          Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this _____ day of _______ 200_, personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said [______________________], not in its individual capacity but in its capacity as Owner Trustee of _________ HOME LOAN OWNER TRUST 200_-_ as Issuer, and that she executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF [______________________], this the ____ day of ______, 200_.



                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this _____ day of _______ 200_, personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said [________________________________], as the Depositor, and that he/she executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF [________________________________],
this the ____ day of ________, 200_.



                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______ 200_, personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _________ _________, as the Transferor and Master Servicer, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF _________ _________, this the ____ day of _______ 200_.



                                       Notary Public, State of _______________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of _______ 200_, personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _________, not in its individual capacity, but in its capacity as Indenture Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL, this the __ day of _______ 200_.



                                       Notary Public, State of _______________

                                    EXHIBIT A

                               HOME LOAN SCHEDULE

                                    EXHIBIT B

        Form of Servicer's Monthly Remittance Report to Indenture Trustee

                                    EXHIBIT C

                         Form of Loan Liquidation Report

Customer Name:
Account No.:
Original Principal Balance:
1. Type of Liquidation (REO disposition/charge-off/short pay-off)     __________
      Date last paid                                                  __________
   Foreclosure
      Date of Foreclosure                                             __________
      Date of REO                                                     __________
      Date of REO Disposition                                         __________
      Property Sale Price/Estimated Market Value at disposition       $_________
   Settlement (short pay-off and collection actions)
      Date of Settlement Payment                                      __________
   Defaulted Loan Sale                                                __________
      Date of Sale                                                    __________
      Charge-off or Bankruptcy Date of Charge-off or Bankruptcy
        Discharge                                                     __________
2. Liquidation Proceeds
      Principal Prepayment                                            $_________
      Property Sale Proceeds                                          $_________
      Insurance Proceeds                                              $_________
      Settlement Payment Loan Sale Proceeds                           $_________
      Other (Itemize)                                                 $_________
         Total Proceeds                                               $_________
      Liquidation Expenses Servicing Advances                         $_________
      Servicing Fees                                                  $_________
      Other Servicing Compensation                                    $_________
      Collection Agent or Attorney's Fees                             $_________
         Total Advances                                               $_________
4. Net Liquidation Proceeds (Item 2 minus Item 3)                     $_________
5. Principal Balance of Mortgage Loan                                 $_________
6. Loss, if any (Item 5 minus Item 4)                                 $_________

                                    EXHIBIT D

                     Form of Master Servicer Renewal Notice

            [MASTER SERVICER]

            Re: _________ Home Loan Asset Backed Notes, Series 200_-_ Dear Ladies and Gentlemen:

            Reference is hereby made to the Sale and Servicing Agreement dated as of _______ 1, 200_ (the "Agreement") among _________ Home Loan Owner Trust 200_-_, as Issuer, [________________________________], as Depositor, _________
_________, as Transferor, Master Servicer, and as Servicer, and _________, as Indenture Trustee. [The Indenture Trustee has not received notification from _________________, as the Securities Insurer, that instructs the Indenture Trustee not to renew the term of ______________ as the Master Servicer under the Agreement.] Therefore, pursuant to Section 9.05 of the Agreement, the Indenture Trustee hereby notifies ________________________ that its term as Master Servicer has been extended for a successive three calendar month period beginning with the month of __________, ____.


                                       ___________________________________,
                                          as Indenture Trustee



                                       By:____________________________________
                                          Name:
                                          Title:

cc:___[Securities Insurer]

[_________________________________]
200 Park Avenue
New York, New York  10166
Attn:  [_____________]

_________ Home Loan Owner Trust 200_-_
c/o [______________________]
[_______________________]
Attn:  [______________________]

                                    EXHIBIT E

                                    EXHIBIT F

                          FORM OF ANNUAL CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

            I, ________________________________, the _______________________ of
[NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

            1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in
                  Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

            2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

            5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the

                  [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                       Date:
                                            ------------------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT G

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


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                                                                                                                      Applicable
                                                           Servicing Criteria                                     Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
         Reference                                              Criteria
------------------------------------------------------------------------------------------------------------------------------------
                                                    General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)                Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
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1122(d)(1)(ii)               If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)              Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)               A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
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                                                   Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)                Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
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1122(d)(2)(ii)               Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)              Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Applicable
                                                           Servicing Criteria                                     Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
         Reference                                              Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)               The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)               Unissued checks are safeguarded so as to prevent unauthorized access.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)              Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)                Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
                             Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Applicable
                                                           Servicing Criteria                                     Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
         Reference                                              Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)               Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)              Disbursements made to an investor are posted within two business days to the
                             Servicer's investor records, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)               Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
------------------------------------------------------------------------------------------------------------------------------------
                                                       Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)                Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)               Mortgage loan and related documents are safeguarded as required by the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)              Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)               Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)                The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)               Changes with respect to the terms or status of an obligor's mortgage loans
                             (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Applicable
                                                           Servicing Criteria                                     Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
         Reference                                              Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)              Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)             Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.
                             Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)               Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)                Regarding any funds held in trust for an obligor (such as escrow accounts):
                             (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)               Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)              Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Applicable
                                                           Servicing Criteria                                     Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
         Reference                                              Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)             Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)              Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)               Any external enhancement or other support, identified in Item 1114(a)(1)
                             through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------


                                        [NAME OF COMPANY] [NAME OF
                                          SUBSERVICER]


                                        Date:
                                             -----------------------------------


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: